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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DineEquity, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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450 North Brand Boulevard
Glendale, California 91203
(866) 995-DINE

April 4, 2016

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2016 Annual Meeting of Stockholders of DineEquity, Inc., which will be held on Tuesday, May 17, 2016, at 8:00 a.m., Local Time, at our offices located at 450 North Brand Boulevard, Glendale, California 91203. At this year's Annual Meeting, you will be asked to: (i) elect the four Class I directors identified in this proxy statement; (ii) ratify the appointment of Ernst & Young LLP as our independent auditor; (iii) approve, on an advisory basis, the compensation of our named executive officers and (iv) approve the DineEquity, Inc. 2016 Stock Incentive Plan.

Whether or not you plan to attend the Annual Meeting in person, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. You can vote your shares over the Internet, by telephone or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed proxy statement.

We urge you to review carefully the proxy materials and to vote: FOR the election of each of the Class I directors identified in this proxy statement; FOR the ratification of the appointment of Ernst & Young LLP as our independent auditor; FOR the approval, on an advisory basis, of the compensation of our named executive officers and FOR the approval of the DineEquity, Inc. 2016 Stock Incentive Plan.

Thank you for your continued support of and interest in DineEquity, Inc. We look forward to seeing you on May 17th.

Sincerely yours,

Julia A. Stewart
Chairman and Chief Executive Officer

450 North Brand Boulevard
Glendale, California 91203
(866) 995-DINE

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2016

April 4, 2016

To the Stockholders of DineEquity, Inc.:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of DineEquity, Inc., a Delaware corporation (the "Corporation"), will be held at the Corporation's offices located at 450 North Brand Boulevard, Glendale, California 91203, on Tuesday, May 17, 2016, at 8:00 a.m., Local Time, for the following purposes as more fully described in the accompanying proxy statement:

  (1)
  To elect the four Class I directors identified in the proxy statement;

  (2)
  To ratify the appointment of Ernst & Young LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2016;

  (3)
  To approve, on an advisory basis, the compensation of the Corporation's named executive officers;

  (4)
  To approve the DineEquity, Inc. 2016 Stock Incentive Plan; and

  (5)
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 23, 2016, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

Bryan R. Adel
Senior Vice President, Legal, General Counsel and Secretary

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders
to be Held on May 17, 2016

The proxy statement and 2015 annual report to stockholders and the means to vote by Internet are available at www.envisionreports.com/DIN.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the proxy card mailed to those who receive paper copies of this proxy statement. All stockholders are cordially invited to attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

450 North Brand Boulevard
Glendale, California 91203
(866) 995-DINE

PROXY STATEMENT
FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Q:    Why am I receiving these materials?

A:    The Corporation has made these materials available to you on the Internet and by mail in connection with the Corporation's solicitation of proxies for use at the Annual Meeting to be held on Tuesday, May 17, 2016, at 8:00 a.m., Local Time, and at any adjournment or postponement thereof. These materials were first sent or made available to stockholders on April 4, 2016. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at the Corporation's offices located at 450 North Brand Boulevard, Glendale, California 91203.

Q:    What is included in these materials?

A:    These materials include:

•
This proxy statement for the Annual Meeting; and

•
The Corporation's 2015 annual report to stockholders, which contains the annual report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission ("SEC") on February 24, 2016.

Q:    What items will be voted on at the Annual Meeting?

A:    The DineEquity, Inc. Board of Directors is requesting that stockholders vote on the following four proposals at the Annual Meeting:

Proposal One:    The election of the four Class I directors identified in this proxy statement.

Proposal Two:    The ratification of the appointment of Ernst & Young LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2016.

Proposal Three:    The approval, on an advisory basis, of the compensation of the Corporation's named executive officers.

Proposal Four:    The approval of the DineEquity, Inc. 2016 Stock Incentive Plan.

Q:    What are the voting recommendations of the Board of Directors?

A:    The Board of Directors recommends that you vote your shares:

•
"FOR" all four individuals nominated to serve as Class I directors;

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"FOR" the ratification of the appointment of Ernst & Young LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2016;

•
"FOR" the approval, on an advisory basis, of the compensation of the Corporation's named executive officers and

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"FOR" the approval of the DineEquity, Inc. 2016 Stock Incentive Plan.

Q:    Who is entitled to vote?

A:    Only stockholders of record at the close of business on March 23, 2016 (the "Record Date") will be entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were outstanding 18,413,039 shares of common stock, par value $.01 per share (the "Common Stock"). The holders of Common Stock are entitled to one vote per share. Stockholders of record of the Common Stock may vote their shares either in person or by proxy.

Q:    What constitutes a "quorum"?

A:    A quorum is necessary to hold a valid meeting of stockholders. A quorum exists if the holders of a majority of the capital stock issued and outstanding and entitled to vote at the Annual Meeting are present in person or represented by proxy.

Q:    How do I cast my vote?

A:    There are four ways to vote:

•
By Internet.  To vote by Internet, go to www.envisionreports.com/DIN. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time on May 16, 2016. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by Internet, do not return your proxy card or voting instruction card. If you hold your shares in "street name," please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for Internet voting instructions.

•
By Telephone.  To vote by telephone, registered stockholders should dial 800-652-VOTE (8683) and follow the instructions. Telephone voting is available 24 hours a day, although your vote by phone must be received by 11:59 p.m. Eastern Time, May 16, 2016. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, do not return your proxy card or voting instruction card. If you hold your shares in "street name," please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for telephone voting instructions.

•
By Mail.  By signing the proxy card and returning it in the prepaid and addressed envelope enclosed with proxy materials delivered by mail, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. Stockholders are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

•
In Person.  If you attend the Annual Meeting and plan to vote in person, you will be provided with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares. Whether you are a stockholder of record or a beneficial owner, you must bring valid, government-issued photo identification to gain admission to the Annual Meeting. For directions to the Annual Meeting, please visit the Investors section of the Corporation's website at http://www.dineequity.com.

Whichever method you use, each valid proxy received in time will be voted at the Annual

Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by the close of business on May 16, 2016.

Q:    What happens if I do not give specific voting instructions?

A:    If you do not give specific voting instructions, the following will apply:

Stockholders of Record.    If you are a stockholder of record and do not give specific voting instructions for each proposal when voting by signing and returning a proxy card, then the proxy holders will vote your shares as follows:

•
"FOR" all four individuals nominated to serve as Class I directors;

•
"FOR" the ratification of the appointment of Ernst & Young LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2016;

•
"FOR" the approval of the compensation of the Corporation's named executive officers and

•
"FOR" the approval of our DineEquity, Inc. 2016 Stock Incentive Plan.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the "NYSE"), the organization that holds your shares may generally vote on routine matters (such as Proposal Two—ratification of the appointment of the Corporation's independent auditor) but cannot vote on non-routine matters (such as Proposal One—the election of the Corporation's Class I directors, Proposal Three—the approval, on an advisory basis, of the compensation of the Corporation's named executive officers and Proposal Four—the approval of the DineEquity, Inc. 2016 Stock Incentive Plan). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the tabulator of votes that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." Accordingly, stockholders are urged to give their broker or bank instructions on voting their shares on all non-routine matters.

Q:    How will my stock be voted on other business brought up at the Annual Meeting?

A:    By signing and submitting your proxy card or voting your shares on the Internet or by telephone, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. As of the date of this proxy statement, the Corporation does not know of any other business to be considered at the Annual Meeting.

Q:    Can I change my vote or revoke my proxy?

A:    Yes. If you are a stockholder of record, you can change your vote at any time before it is voted at the Annual Meeting by entering a new vote using the Internet or telephone, by submitting a later-dated proxy or by voting by ballot at the Annual Meeting. You may also revoke your proxy at any time before it is voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Corporation or by revoking your proxy in person at the Annual Meeting. If you hold shares in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a legal proxy from your broker or other nominee authorizing you to vote the shares.

Q:    What vote is necessary to pass the items of business at the Annual Meeting?

A:    Assuming a quorum is present at the Annual Meeting, the four director nominees identified in this proxy statement will be elected if they receive a plurality of the votes cast. This means that the four individuals nominated for election to the Board of Directors who receive the most "FOR" votes will be elected unless other candidates properly nominated for election receive a greater number of votes. No other candidates have been nominated. Only votes "FOR" are counted in determining whether a plurality has been cast in favor of a director nominee. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Abstentions and broker non-votes have no effect on the proposal relating to the election of directors.

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal is required to approve Proposal Two, the ratification of Ernst & Young LLP as the Corporation's independent auditor for the fiscal year ending December 31, 2016, Proposal Three, the approval, on an advisory basis, of the compensation of the Corporation's named executive officers and Proposal Four, the approval of the DineEquity, Inc. 2016 Stock Incentive Plan. If your shares are represented at the Annual Meeting but you abstain from voting on these matters, your shares will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal.

Q:    Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:    Pursuant to rules adopted by the SEC, the Corporation has elected to provide access to its proxy materials via the Internet. Accordingly, the Corporation mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to its stockholders on April 4, 2016. The Notice contains instructions on how to access the Corporation's proxy materials, including this proxy statement and the Corporation's 2015 annual report to stockholders. The Notice also instructs you on how to vote over the Internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail or electronically by email. The Corporation encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

This process is designed to expedite stockholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. However, if you would prefer to receive printed proxy materials on an ongoing basis, please follow the instructions included in the Notice. If you have previously elected to receive the Corporation's proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Q:    What are the costs of this proxy solicitation and who will bear them?

A:    The Corporation will bear the expense of printing, mailing and distributing these proxy materials and soliciting votes. In addition to using the mail, the Corporation's directors, officers, employees, and agents may solicit proxies by personal interview, telephone, or otherwise, although they will not be paid any additional compensation. The Corporation will request brokers and nominees who hold shares of the Corporation's Common Stock in their names to furnish proxy materials to beneficial owners of the shares. The Corporation will reimburse such brokers and nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to such beneficial owners.

Q:    Who will count the votes?

A:    A representative of Computershare, transfer agent for the Corporation, will count the votes and will serve as the independent inspector of elections for the Annual Meeting.

Additional Information

The Corporate Governance section of the DineEquity, Inc. website provides up-to-date information about the Corporation's corporate governance policies and practices. In addition, the Investors section of the website includes links to the Corporation's filings with the SEC, news releases, and investor presentations by management. Please note that information contained on the Corporation's website does not constitute part of this proxy statement.

IMPORTANT NOTE

You should rely only on the information contained in this proxy statement to vote on the proposals at the Annual Meeting. The Corporation has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated April 4, 2016. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, unless indicated otherwise herein, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

CORPORATE GOVERNANCE

Current Board of Directors

There are currently 10 members of the Board of Directors who are divided into the following three classes:

Class I	Class II	Class III
Howard M. Berk	Larry A. Kay	Richard J. Dahl
Daniel J. Brestle	Douglas M. Pasquale	Stephen P. Joyce
Caroline W. Nahas	Julia A. Stewart	Patrick W. Rose
Gilbert T. Ray

Class I directors will serve until the Annual Meeting, Class II directors will serve until the annual meeting in 2017 and Class III directors will serve until the annual meeting in 2018 (in each case, until their respective successors are duly elected and qualified). At the Annual Meeting, four Class I directors will be elected to serve a term of three years and until their respective successors are duly elected and qualified.

The Structure of the Board of Directors and the Lead Director

The business and affairs of the Corporation are managed under the direction of the Board of Directors. It is management's responsibility to formalize, propose and implement strategic choices and the Board of Directors' role to approve strategic direction and evaluate strategic results, including both the performance of the Corporation and the performance of the Chief Executive Officer.

The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes the execution of the strategic responsibilities of the Board of Directors and management because the Chief Executive Officer is the director most familiar with the Corporation's business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Ms. Stewart has served as both the Chairman and Chief Executive Officer of the Corporation since May 2006. Because the Chairman is a member of management, the Board of Directors considers it useful and appropriate to designate a Lead Director from among the independent directors to coordinate the activities of the independent directors. The presence of a Lead Director provides additional assurance as to the independence of the Board of Directors' oversight of management. Richard J. Dahl has served as the Lead Director since January 2010. The Board of Directors has adopted specific responsibilities of the Lead Director, which include:

  •
  presiding over executive sessions of the independent directors;

  •
  coordinating and developing the agenda for executive sessions of the independent directors;

  •
  assuming the lead role on behalf of the independent directors to communicate to the Chairman any feedback from executive sessions;

  •
  serving as principal liaison between the independent directors and the Chairman on Board of Directors issues;

  •
  calling meetings of the independent directors;

  •
  coordinating with the Chairman the schedule of Board of Directors meetings and the agenda, time allocation and quality, quantity, appropriateness and timeliness of information provided for each Board of Directors meeting;

  •
  recommending, after consulting with the Chairman wherever appropriate, the retention of outside advisors and consultants who report directly to the Board of Directors on certain issues; and

  •
  serving as interim Chairman in the event of a vacancy in that position.

The Board of Directors believes that the combined role of Chairman and Chief Executive Officer together with an independent Lead Director having the responsibilities outlined above provides the appropriate balance between strategy development and independent oversight of senior management.

The Role of the Board of Directors in Risk Oversight

The Board of Directors and each of its committees have an active role in overseeing management of the Corporation's risks. The Board of Directors regularly reviews information regarding the Corporation's strategic, financial and operational risks and believes that evaluating how the executive team manages the various risks confronting the Corporation is one of its most important areas of oversight.

In carrying out this critical responsibility, the Board of Directors has established an Enterprise Risk Management Council consisting of key members of the risk management, quality assurance, legal, finance and internal audit disciplines. The Enterprise Risk Management Council assists the Board of Directors and the Chairman and Chief Executive Officer with regard to risks inherent to the business of the Corporation, the identification, assessment, management, and monitoring of those risks, and risk management decisions, practices, and activities of the Corporation. The Enterprise Risk Management Council is led by the Corporation's Executive Director, Risk Management, who reports regularly to the Audit and Finance Committee and the Board of Directors.

The Audit and Finance Committee oversees the Corporation's policies with respect to risk assessment and risk management. In addition, the Audit and Finance Committee oversees and evaluates the management of risks associated with accounting, auditing, financial reporting and internal controls over financial reporting. The Audit and Finance Committee assists the Board of Directors in its oversight of the integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the performance, qualifications, and independence of the Corporation's independent auditor and the performance of the Corporation's internal audit function. The Audit and Finance Committee is responsible for reviewing and discussing the guidelines and policies governing the process by which senior management and the Corporation's internal audit function assess and manage the Corporation's exposure to risk, as well as the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Compensation Committee and the Nominating and Corporate Governance Committee also oversee risk within their respective areas of responsibility. The Compensation Committee oversees the management of risks relating to the Corporation's compensation philosophy, policies and practices. The Nominating and Corporate Governance Committee oversees risks associated with the Board of Directors' organization, membership and structure, corporate governance, the independence of members of the Board of Directors and assessment of the performance and effectiveness of each member of the Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management updates about such risks.

Director Independence

The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Board of Directors has had a majority of independent directors since the Corporation went public in 1991.

Under the NYSE rules, a director qualifies as "independent" if the Board of Directors affirmatively determines that he or she has no material relationship with the Corporation (either directly or as a partner, stockholder or officer of an organization that has a material relationship with the Corporation). Based upon a review of the directors' backgrounds and business activities, the Board of Directors has affirmatively determined that directors Howard M. Berk, Daniel J. Brestle, Richard J. Dahl, Stephen P. Joyce, Larry A. Kay, Caroline W. Nahas, Douglas M. Pasquale, Gilbert T. Ray, and Patrick W. Rose have no material relationships (other than service as a director on the Board of Directors) with the Corporation and therefore that they each qualify as independent. In making its determination, the Board of Directors considered, amongst other factors, Mr. Berk's position as a partner of MSD Capital, L.P. and the fact that MSD Capital, L.P. may be deemed to beneficially own 727,356 shares of the Corporation's Common Stock. The Board of Directors also considered Mr. Dahl's position as the chairman of the board of directors and the president and chief executive officer of the James Campbell Company and the fact that the Corporation leases space from a building owned by the James Campbell Company in Novato, California. For the year ended December 31, 2015, the Corporation paid rent to the James Campbell Company totaling approximately $202,571. The Corporation entered into the lease before Mr. Dahl joined the James Campbell Company. The Corporation does not believe that Mr. Dahl has a material direct or indirect interest in such lease.

The Corporation's Chief Executive Officer, Julia A. Stewart, does not qualify as an independent director.

Both the Sarbanes-Oxley Act of 2002 and the NYSE rules require the Board of Directors to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Board of Directors to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Corporation is in compliance with these requirements.

Codes of Conduct

The Corporation is committed to maintaining high standards of business conduct and corporate governance, which we consider essential to running the business efficiently, serving the Corporation's stockholders well and maintaining the Corporation's integrity in the marketplace. Accordingly, the Board of Directors has adopted a Global Code of Conduct, which applies to all directors, officers and employees of the Corporation. The Global Code of Conduct sets forth the fundamental principles and key policies that govern the way the Corporation conducts business, including workplace conduct, conflicts of interest, gifts and entertainment, political and community involvement, protection of corporate assets, fair business practices, global relations and other laws and regulations applicable to the Corporation's business.

In addition to the Global Code of Conduct, the Board of Directors has adopted a Code of Conduct for Non-Employee Directors, which serves as guidance to the Corporation's non-employee directors on ethical issues including conflicts of interest, confidentiality, corporate opportunities, fair disclosure, protection and proper use of corporate assets, fair dealing, harassment and discrimination, and other laws and regulations applicable to the Corporation's business.

The Board of Directors has also adopted the Code of Ethics for Chief Executive Officer and Senior Financial Officers. These individuals are expected to avoid actual or apparent conflicts between their personal and professional relationships and make full disclosure of any material transaction or relationship that could create or appear to create a conflict of interest to the General Counsel, who will inform and seek a determination from the Chair of the Audit and Finance Committee as to whether a conflict exists and the appropriate disposition of the matter. In addition, these individuals are expected to promote the corporate policy of making full, fair, accurate and understandable disclosure in all reports and documents filed with the SEC; report violations of the Code of Ethics to the General Counsel or the Chair of the Audit and Finance Committee; and request from the General Counsel any waivers of the Code of Ethics, which shall be publicly disclosed if required by applicable law.

Any waiver of any provision of the Global Code of Conduct or the Code of Ethics for Chief Executive Officer and Senior Financial Officers for any executive officer may be granted only by the Board of Directors. Any waiver of the Code of Conduct for Non-Employee Directors may be granted only by the disinterested directors of the Board of Directors or the Audit and Finance Committee, and any such waiver shall be promptly disclosed to the Corporation's stockholders. The Board of Directors and the Audit and Finance Committee review whether such waivers are in the best interests of the Corporation and its stockholders, taking into account all relevant factors. In 2015, there were no waivers of (a) the Global Code of Conduct for executive officers, (b) the Code of Ethics for Chief Executive Officer and Senior Financial Officers, or (c) the Code of Conduct for Non-Employee Directors.

The Corporation also maintains an ethics hotline to allow any employee to express a concern or lodge a complaint, confidentially and anonymously, about any potential violation of the Corporation's Global Code of Conduct.

Copies of the Global Code of Conduct, the Code of Conduct for Non-Employee Directors and the Code of Ethics for Chief Executive Officer and Senior Financial Officers can be found in the Corporate Governance section of the Corporation's website, http://www.dineequity.com. In addition, printed copies of the codes of conduct are available at no charge upon request to the Secretary at DineEquity, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995-DINE. We will disclose any future substantive amendments to, or waivers granted to any officer from, the provisions of these ethics policies and standards as promptly as practicable as may be required under applicable rules of the SEC or the NYSE.

Corporate Governance Guidelines

The Corporation has adopted corporate governance guidelines which can be found in the Corporate Governance section of the Corporation's website, http://www.dineequity.com. In addition, printed copies of the Corporation's corporate governance guidelines are available at no charge upon request to the Secretary at DineEquity, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995-DINE.

Director Attendance at Meetings

Directors are expected to attend the Corporation's Annual Meeting and all 10 directors attended the 2015 annual meeting of stockholders. The Board of Directors held seven meetings during 2015. During 2015, each incumbent director attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she served as a director.

Executive Sessions of Non-Management Directors

The NYSE rules require that the non-management directors of a listed company meet at regularly scheduled executive sessions without management. The Corporation's non-management directors meet separately at each regular meeting of the Board of Directors and most committee meetings. The Lead

Director, Richard J. Dahl, is not a member of management and presides during executive sessions of the Board of Directors.

Communications with the Board of Directors

Stockholders and other interested persons wishing to communicate directly with the Board of Directors, Chairman, Lead Director, any Committee or Committee Chairman, or the non-management directors, individually or as a group, may do so by sending written communications appropriately addressed to the following address:

DineEquity, Inc.
(or a particular subgroup or individual director)
c/o Office of the Secretary
450 North Brand Boulevard, 7th Floor
Glendale, California 91203

Each written communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. The Board of Directors has designated the Secretary of the Corporation as its agent to receive and review communications addressed to the Board of Directors, Chairman, Lead Director, any committee or committee chairman, or the non-management directors, individually or as a group. The Office of the Secretary will initially receive and process communications to determine whether it is a proper communication for the Board of Directors. If the envelope containing a communication that a stockholder or other interested person wishes to be confidential is conspicuously marked "Confidential," the Secretary of the Corporation will not open the communication prior to forwarding it to the appropriate individual(s). Generally, any communication that is primarily commercial, offensive, illegal or otherwise inappropriate, or does not substantively relate to the duties and responsibilities of our Board of Directors, may not be forwarded.

Board of Directors Retirement Policy

No person may stand for election to serve as a member of the Corporation's Board of Directors if he or she shall have reached his or her 76th birthday. Under special circumstances, upon the recommendation of the Nominating and Corporate Governance Committee, and upon the consent and approval of a majority of the Board of Directors, a person who has reached his or her 76th birthday may be permitted to stand for election and, if elected, continue to serve on the Board of Directors.

Certain Relationships and Related Person Transactions

The Corporation's Global Code of Conduct and the Code of Ethics for Chief Executive Officer and Senior Financial Officers provide that executive officers who encounter a potential or actual conflict of interest must fully disclose all facts and circumstances to the Corporation's General Counsel, who will inform and seek a determination from the Audit and Finance Committee as to whether a conflict exists and the appropriate disposition of the matter. The Corporation's Code of Conduct for Non-Employee Directors provides that any director who becomes aware of any situation that involves, or reasonably may appear to involve, a conflict of interest with the Corporation must promptly bring it to the attention of the Corporation's General Counsel or to the Chair of the Audit and Finance Committee.

Neither the Global Code of Conduct nor the Code of Conduct for Non-Employee Directors addresses the conduct of director nominees who are not already Board of Directors members (or members of any such director nominee's immediate family) or beneficial owners of more than five percent of the Corporation's voting securities (or members of any such beneficial owner's immediate family). The charter of the Nominating and Corporate Governance Committee of the Board of Directors provides that it will consider conflicts of interest in evaluating director nominees. As a matter of practice, the Board of Directors or the Audit and Finance Committee would be called upon to review any transaction involving such security holders (or members of their immediate family) that would be required to be disclosed by the applicable rules of the SEC.

Board of Directors Committees and Their Functions

The Board of Directors has three standing committees, each of which operates under a written charter approved by the Board of Directors: the Audit and Finance Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each member of these committees is an independent director in accordance with the NYSE listing standards and the applicable rules and regulations of the SEC. The Audit and Finance Committee Charter, the Compensation Committee Charter, and the Nominating and Corporate Governance Committee Charter can be found in the Corporate Governance section of the Corporation's website, http://www.dineequity.com, and printed copies are also available at no charge upon request to the Secretary at DineEquity, Inc., 450 North Brand Boulevard, Glendale, California 91203, (866) 995-DINE.

The chart below identifies directors who were members, and chairs, of each committee at the end of 2015 and as of the date of this proxy statement, the principal functions of each committee and the number of meetings held by each committee during 2015.

Name of Committee and Membership	Principal Functions of the Committee	Meetings in 2015

Audit and Finance Committee Richard J. Dahl, Chairman Howard M. Berk Larry A. Kay Douglas M. Pasquale

•

Responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

•

Reviews with management and the independent auditor the Corporation's annual audited and quarterly financial statements and other financial disclosures, the adequacy and effectiveness of accounting and internal control policies and procedures and major issues regarding accounting principles and financial statement presentations.

•

Meets at each regular meeting with the Corporation's director of internal audit and the independent auditor in separate executive sessions.

•

Reviews and discusses with management and, when appropriate, makes recommendations to the Board of Directors regarding the following: (i) the Corporation's tax program, including tax planning and compliance; and (ii) the Corporation's insurance risk management policies and programs.

•

Reviews the Corporation's program to monitor compliance with the Corporation's Global Code of Conduct and meets periodically with the Corporation's General Counsel or Compliance Officer to discuss compliance with the Global Code of Conduct.

7 Meetings

Name of Committee and Membership	Principal Functions of the Committee	Meetings in 2015

•

Reviews requests from directors and executive officers of the Corporation of the Corporation's Code of Conduct for Non-Employee Directors and Global Code of Conduct, respectively, and related policies of the Corporation, to make recommendations to the Board of Directors concerning such requests or to grant or deny such requests on behalf of the Board of Directors, as appropriate, and to review any public disclosures related to such waivers.

•

Reviews any potential related party transactions.

•

Reviews the performance and independence of the Corporation's independent auditor.

•

Prepares a report required by the rules of the SEC to be included in the Corporation's proxy statement for its annual meeting of stockholders.

•

Reviews and provides guidance to the Board of Directors and management regarding: dividend policy; sales, issuance or repurchases of the Corporation's Common Stock; policies and guidelines on investment of cash; policies and guidelines on short and long-term financing; debt/equity ratios, fixed charge ratios, working capital, other debt covenant ratios and other transactions or financial issues that management desires to have reviewed by the Audit and Finance Committee from time to time.

•

Oversees the Corporation's policies with respect to risk assessment and risk management. Oversees and evaluates the management of risks associated with accounting, auditing, financial reporting and internal controls over financial reporting, and reviews and discusses with the Board of Directors, at least annually and at the request of the Board of Directors, issues relating to the assessment and mitigation of major financial risk factors affecting the Corporation.

Compensation Committee Patrick W. Rose, Chairman Daniel J. Brestle Stephen P. Joyce Caroline W. Nahas

•

Oversees the Corporation's compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans.

•

Reviews at least annually the goals and objectives of the Corporation's executive compensation plans, and amends, or recommends that the Board of Directors amend, these goals and objectives if the Compensation Committee deems it appropriate.

•

Reviews, at least annually, the Corporation's executive compensation plans in light of the Corporation's goals and objectives with respect to such plans and, if appropriate, adopts, or recommends that the Board of Directors adopt, any new executive compensation plans or the amendments of existing, executive compensation plans.

•

Reviews the Corporation's succession plans for officer level executives.

•

Evaluates annually the performance of the CEO and other executive officers in light of the goals and objectives of the Corporation's executive compensation plans, and either as a committee or, together with the other independent directors, determines and approves the CEO's compensation.

7 Meetings

Name of Committee and Membership	Principal Functions of the Committee	Meetings in 2015

•

Evaluates annually the appropriate level of compensation for the Board of Directors and committee service by non-employee members of the Board of Directors.

•

Prepares a report on executive compensation to be included in the Corporation's proxy statement for its annual meeting of stockholders or its annual report on Form 10-K. Reviews and discusses with management, the Corporation's Compensation Discussion and Analysis and, as part of this review, considers the results of the most recent stockholder advisory vote on executive compensation.

•

Reviews and approves severance or termination arrangements to be made with executive officers.

•

Reviews and approves a peer group of companies against which to compare the Corporation's executive compensation for the purposes of assessing the competitiveness of the Corporation's executive compensation programs.

•

Reviews annually the compliance of each director and executive officer with the Corporation's stock ownership guidelines.

•

Reviews and monitors risks related to compensation policies and practices, and reviews with the Board of Directors, at least annually, any issues regarding assessment and mitigation of risk factors affecting the Corporation related to the Corporation's compensation policies and practices.

Nominating and Corporate Governance Committee Caroline W. Nahas, Chairman Howard M. Berk Gilbert T. Ray

•

Identifies and recommends to the Board of Directors individuals qualified to serve as directors of the Corporation and on committees of the Board of Directors.

•

Recommends to the Board of Directors criteria for membership on the Board of Directors.

•

Reviews annually and advises the Board of Directors with respect to the Board of Directors' composition, size, frequency of meetings, and any other aspects of procedures of the Board of Directors and its committees.

•

Develops and recommends to the Board of Directors a set of corporate governance guidelines applicable to the Corporation; reviews periodically, and at least annually, the corporate governance guidelines adopted by the Board of Directors to assure that they are appropriate for the Corporation and comply with the requirements of the NYSE; and recommends any desirable changes to the Board of Directors.

•

Reviews periodically with management the Corporation's policies and programs in such areas as charitable contributions.

•

Reviews periodically the Corporation's Global Code of Conduct and Code of Conduct for Non-Employee Directors and makes recommendations to the Board of Directors for any changes deemed appropriate.

•

Oversees the evaluation of the Board of Directors as a whole and evaluates and reports to the Board of Directors on the performance and effectiveness of the Board of Directors.

•

Oversees and reviews policies with respect to assessment and management of risks associated with the Board of Directors' organization, membership and structure, succession planning, corporate governance, independence, and the performance and effectiveness of the Board of Directors.

6 Meetings

Board of Directors Nominations

Consistent with its charter, the Nominating and Corporate Governance Committee considers various criteria in evaluating Board of Directors candidates, including: business experience, board of directors experience, skills, expertise, education, professions, backgrounds, diversity, personal and professional integrity, character, business judgment, business philosophy, time availability in light of other commitments, dedication, conflicts of interest, and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. In considering diversity, the Nominating and Corporate Governance Committee evaluates candidates with a broad range of expertise, experience, skills, professions, education, backgrounds and other board of directors experience. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it seeks to identify directors who will bring diverse viewpoints, opinions and areas of expertise that will benefit the Board of Directors as a whole. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria in evaluating prospective nominees.

The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy the NYSE's criteria for director "independence," the NYSE's "accounting or related financial management expertise" standard and the SEC's definition of "audit committee financial expert."

Whenever a vacancy or potential vacancy exists on the Board of Directors due to expansion of the size of the Board of Directors or the resignation or retirement of an existing director, the Nominating and Corporate Governance Committee begins its process of identifying and evaluating potential director nominees. The Nominating and Corporate Governance Committee considers recommendations of management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

The Nominating and Corporate Governance Committee conducted an evaluation and assessment of each director whose term expires in 2016 for purposes of determining whether to recommend them for nomination for re-election to the Board of Directors. After reviewing the assessment results, the Nominating and Corporate Governance Committee determined to make a recommendation to the Board of Directors that Howard M. Berk, Daniel J. Brestle, Caroline W. Nahas and Gilbert T. Ray be nominated for re-election to the Board of Directors. The Board of Directors reviewed and accepted the Nominating and Corporate Governance Committee's recommendation and has nominated Howard M. Berk, Daniel J. Brestle, Caroline W. Nahas and Gilbert T. Ray for re-election to the Board of Directors.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary, giving the recommended nominee's name, biographical data and qualifications, accompanied by the written consent of the recommended nominee to serve if elected. Any stockholder who wishes to directly nominate a director candidate must provide written notice that is timely and in proper form in accordance with the Corporation's Bylaws.

The Nominating and Corporate Governance Committee did not receive any recommendations from stockholders proposing candidates for election to the Board of Directors at the Annual Meeting.

DIRECTOR COMPENSATION

The Corporation does not pay directors who are also employees of the Corporation additional compensation for their service on the Board of Directors. Compensation for non-employee directors is comprised of a cash component and an equity component. Cash compensation for non-employee directors is comprised of retainers for Board of Directors membership and retainers for serving as a member and/or chair of a Board of Directors committee and as the Lead Director.

During 2015, non-employee directors were entitled to receive $70,000 as an annual cash retainer for serving as a member of the Board of Directors. In addition, depending on their roles, non-employee directors were entitled to receive:

  •
  $25,000 as an annual retainer for the Lead Director;

  •
  $15,000, $12,500 and $7,500, respectively, as an annual retainer for the chairs of the Audit and Finance Committee, Compensation Committee, and Nominating and Corporate Governance Committee;

  •
  $12,500, $10,000 and $7,500, respectively, as an annual retainer for the members of the Audit and Finance Committee, Compensation Committee, and Nominating and Corporate Governance Committee; and

  •
  $1,500 per meeting beyond the eighth meeting attended for each director who serves on a standing committee that meets more than eight times per year.

Directors are eligible to defer up to 100% of their annual Board of Directors retainer fees pursuant to the IHOP Corp., Inc. Nonqualified Deferred Compensation Plan (the "Deferred Compensation Plan").

The Corporation also reimburses each of the directors for reasonable out-of-pocket expenses incurred for attendance at Board of Directors and committee meetings and other corporate events.

Under the DineEquity, Inc. 2011 Stock Incentive Plan ("2011 Stock Incentive Plan"), non-employee directors may receive periodic grants of stock options, restricted stock awards ("RSAs"), restricted stock units ("RSUs"), stock appreciation rights ("SARs") or performance unit awards. In February 2015, equity awards valued at approximately $105,000 in the form of RSUs were granted to each non-employee director under the 2011 Stock Incentive Plan. All of the currently outstanding RSUs granted to outside directors will generally vest on the third anniversary of the grant date. In the event a director retires from the Board of Directors after completing five years of service, all of the director's then outstanding RSUs will vest. To the extent the Corporation declares dividends, non-employee directors receive dividend equivalent rights in the form of additional RSUs in lieu of receiving cash dividends based upon the number of RSUs held by the director at the time of the dividend record dates. Dividend equivalent rights are subject to the same vesting restrictions as the underlying RSUs.

Non-employee directors are subject to stock ownership guidelines whereby each director is expected to hold the lesser of 7,000 shares of Common Stock or Common Stock with a value of at least five times the amount of the Board of Directors' annual retainer. Directors are expected to meet the ownership guidelines within five years of joining the Board of Directors. Upon review by the Compensation Committee in 2015, all directors met or exceeded the ownership guidelines.

Director Compensation Table for 2015

The following table sets forth certain information regarding the compensation earned or paid in cash and stock awards granted to each non-employee director who served on the Board of Directors in 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Howard M. Berk	90,000	105,077	195,077
Daniel J. Brestle	80,000	105,077	185,077
Richard J. Dahl	122,500	105,077	227,577
Stephen P. Joyce	80,000	105,077	185,077
Larry A. Kay	82,500	105,077	187,577
Caroline W. Nahas(3)	95,000	105,077	200,077
Douglas M. Pasquale	82,500	105,077	187,577
Gilbert T. Ray	77,500	105,077	182,577
Patrick W. Rose	92,500	105,077	197,577

(1)
These amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Boards Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("FASB ASC Topic 718"). See Note 13 to the Consolidated Financial Statements in the Corporation's annual report on Form 10-K for the fiscal year ended December 31, 2015 for information regarding assumptions underlying the valuation of equity awards.

(2)
The following table sets forth the number of RSUs outstanding at December 31, 2015.

Name	Stock Awards Outstanding at December 31, 2015 (#)
Howard M. Berk	3,791
Daniel J. Brestle	3,791
Richard J. Dahl	3,791
Stephen P. Joyce	3,791
Larry A. Kay	3,791
Caroline W. Nahas	3,791
Douglas M. Pasquale	3,624
Gilbert T. Ray	3,791
Patrick W. Rose	3,791
(3)
Ms. Nahas elected to defer all of her 2015 director cash compensation pursuant to the Deferred Compensation Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of more than 5% of the outstanding shares of any class of the Corporation's voting securities, which information is derived solely from certain SEC filings available as of March 23, 2016, as noted below. The percentages of Common Stock ownership have been calculated based upon 18,413,039 shares of Common Stock outstanding as of March 23, 2016.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
FMR LLC	2,436,660(1)	13.23%
245 Summer Street Boston, MA 02210
Jackson Square Partners, LLC	2,002,582(2)	10.88%
101 California Street, Suite 3750 San Francisco, CA 94111
BlackRock, Inc.	1,593,558(3)	8.65%
55 East 52nd Street New York, New York 10022
Capital Research Global Investors	1,491,700(4)	8.10%
333 South Hope Street Los Angeles, CA 90071
Delaware Management Holdings Inc.	1,348,113(5)	7.32%
Delaware Management Business Trust 2005 Market Street Philadelphia, PA 19103
The Vanguard Group.	1,276,562(6)	6.93%
100 Vanguard Blvd. Malvern, PA 19355

(1)
Based solely upon a Schedule 13G/A filed with the SEC on February 12, 2016 by FMR LLC reporting beneficial ownership as of December 31, 2015. FMR LLC reported that it possessed sole power to vote or to direct the vote with respect to 256 of these shares and sole power to dispose or direct the disposition of all of the shares indicated above.

(2)
Based solely upon a Schedule 13G filed with the SEC on February 16, 2016 by Jackson Square Partners, LLC reporting beneficial ownership as of December 31, 2015. Jackson Square Partners, LLC reported that it possessed sole power to vote or to direct the vote with respect to 474,764 of these shares, shared power to vote or to direct the vote with respect to 1,314,440 of these shares and sole power to dispose or to direct the disposition of all of the shares indicated above.

(3)
Based solely upon on a Schedule 13G/A filed with the SEC on January 26, 2016 by BlackRock, Inc. reporting beneficial ownership as of December 31, 2015. BlackRock, Inc. reported that it possessed sole power to vote or direct the vote with respect to 1,542,188 of these shares and sole power to dispose or direct the disposition of all the shares indicated above.

(4)
Based solely upon a Schedule 13G filed with the SEC on February 16, 2016 by Capital Research Global Investors reporting beneficial ownership as of December 31, 2015. Capital Research Global Investors reported that it possessed sole power to vote or direct the vote and sole power to dispose or direct the disposition of all of the shares indicated above.

(5)
Based solely upon a Schedule 13G filed with the SEC on February 16, 2016 by Delaware Management Business Trust, Delaware Management Holdings, Inc., Macquarie Group Limited and Macquarie Bank Limited reporting beneficial ownership as of December 31, 2015. Each of Delaware Management Holdings Inc. and Delaware Management Business Trust reported that it possessed sole power to vote or direct the vote with respect to 29,294 of these shares, shared power to vote or direct the vote with respect to 1,314,440 of these shares, sole power to dispose or direct the disposition of 29,294 of these shares and shared power to dispose or direct the disposition of 1,314,440 of these shares.

(6)
Based solely upon a Schedule 13G/A filed with the SEC on February 11, 2016 by The Vanguard Group reporting beneficial ownership as of December 31, 2015. The Vanguard Group reported that it possessed sole power to vote or direct the vote with respect to 36,234 shares, shared power to vote or direct the vote with respect to 1,200 shares, sole power to dispose or direct the disposition of 1,240,482 shares and shared power to dispose or to direct the disposition of 36,080 of these shares.

The following table sets forth as of March 23, 2016 the beneficial ownership of the Corporation's Common Stock, including shares as to which a right to acquire ownership exists within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days of March 23, 2016, of each director, each nominee for election as director, each Named Executive Officer, as such term is used in the Compensation Discussion and Analysis section of this proxy statement, and all directors and executive officers of the Corporation, as a group. The information contained in the table below does not include information for Steven R. Layt as he is no longer employed with the Corporation, and the Corporation does not have access to his beneficial ownership information. The percentages of ownership have been calculated based upon 18,413,039 shares of Common Stock outstanding as of March 23, 2016.

	Amount and Nature of Beneficial Ownership
Name	Shares Beneficially Owned(1)		Unvested Restricted Shares(2)	Total Shares Beneficially Owned	Percent of Class
Howard M. Berk	20,465	(3)	—	20,465	*
Daniel J. Brestle	14,465		—	14,465	*
Richard J. Dahl	45,565	(4)	—	45,565	*
Stephen P. Joyce	3,672		—	3,672	*
Larry A. Kay	20,555	(5)	—	20,555	*
Caroline W. Nahas	23,290		—	23,290	*
Douglas M. Pasquale	2,853	(6)	—	2,853	*
Gilbert T. Ray	22,401		—	22,401	*
Patrick W. Rose	44,137		—	44,137	*
Julia A. Stewart	186,181	(7)	41,099	227,280	1.23%
Thomas W. Emrey	66,858		8,840	75,698	*
Darren M. Rebelez	5,434		30,102	35,536	*
Bryan R. Adel	32,167		5,064	37,231	*
John B. Jakubek	54,659		5,820	60,479	*
All directors and executive officers as a group (16 persons)	554,755		99,517	654,272	3.55%

*
Represents less than 1% of the outstanding shares of Common Stock.

(1)
None of the shares have been pledged as security. Share amounts for each of the directors, each nominee for election as director, each NEO and for all directors and executive officers as a group include shares subject to stock options that are exercisable within 60 days of March 23, 2016, as follows:

Name	Shares Subject to Options
Howard M. Berk	—
Daniel J. Brestle	—
Richard J. Dahl	—
Stephen P. Joyce	—
Larry A. Kay	—
Caroline W. Nahas	—
Douglas M. Pasquale	—
Gilbert T. Ray	—
Patrick W. Rose	—
Julia A. Stewart	120,848
Thomas W. Emrey	58,987
Darren M. Rebelez	5,434
Bryan R. Adel	23,343
John B. Jakubek	53,513
All directors and executive officers as a group (16 persons)	267,764

  Directors also hold RSUs that are not included in the beneficial ownership table because vesting will not occur within 60 days of March 23, 2016. The amounts of RSUs held by non-employee directors as of December 31, 2015 are provided in the section of this proxy statement entitled "Director Compensation."

(2)
Unvested RSAs are deemed beneficially owned because grantees of unvested RSAs under the Corporation's equity compensation plans hold the sole right to vote such shares.

(3)
The amount for Mr. Berk does not include 727,356 shares of the Corporation's Common Stock beneficially owned by MSD SBI, L.P. MSD Capital, L.P. is the general partner of MSD SBI, L.P. and may be deemed to beneficially own securities owned by MSD SBI, L.P. Mr. Berk is a partner of MSD Capital, L.P. and may be deemed to beneficially own securities owned by MSD Capital, L.P. Mr. Berk disclaims beneficial ownership of the shares that may be deemed to be beneficially owned by MSD Capital, L.P., except to the extent of his pecuniary interest therein.

(4)
The amount for Mr. Dahl includes 44,012 shares of Common Stock held by the Richard J. Dahl Revocable Living Trust dated 1/20/1995, of which Mr. Dahl serves as Trustee.

(5)
The amount for Mr. Kay includes 12,645 shares of Common Stock held by the IRA Trustee for the benefit of Mr. Kay.

(6)
The amount for Mr. Pasquale includes 1,250 shares of Common Stock held by the Pasquale Living Trust, dated October 17, 2007.

(7)
The amount for Ms. Stewart includes 64,702 shares of Common Stock held by the Julia Stewart Family Trust, of which Ms. Stewart is sole Trustee and sole beneficiary, and 631 shares of Common Stock held in the DineEquity, Inc. 401(k) Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Corporation's directors, executive officers and persons who own more than ten percent of the Corporation's equity securities file reports of ownership and changes in ownership with the SEC. Based on its review of such reports and other information furnished by the directors and executive officers, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis in 2015.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on its review and discussion, the Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in this proxy statement and the Corporation's annual report on Form 10-K.

THIS REPORT IS SUBMITTED BY THE
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Patrick W. Rose (Chairman)
Daniel J. Brestle
Stephen P. Joyce
Caroline W. Nahas

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion provides an overview and analysis of the Corporation's compensation programs and policies, the material compensation decisions made under those programs and policies with respect to the Corporation's named executive officers (the "NEOs") and the material factors that were considered in making those decisions. Following this Compensation Discussion and Analysis is a series of tables under the heading "Compensation Tables" containing specific data about the compensation earned by or granted to the following NEOs in 2015:

  •
  Chairman and Chief Executive Officer ("CEO") and Interim President of the Applebee's Business Unit, Ms. Julia A. Stewart;

  •
  Chief Financial Officer ("CFO"), Mr. Thomas W. Emrey;

  •
  President of the IHOP Business Unit, Mr. Darren M. Rebelez, who commenced employment with the Corporation on May 4, 2015;

  •
  Senior Vice President, Legal, General Counsel and Secretary, Mr. Bryan R. Adel;

  •
  Senior Vice President, Human Resources, Mr. John B. Jakubek; and

  •
  Former President of the Applebee's Business Unit, Mr. Steven R. Layt, who ceased service as an executive officer and separated from the Corporation on September 4, 2015.

Executive Summary

2015 Fiscal Year Performance Highlights† and Link to Pay Decisions

During 2015, the Corporation and its Applebee's and IHOP Business Units delivered several notable achievements against their key strategic priorities to innovate and evolve strong brands, facilitate franchisee restaurant development and maintain strong financial discipline. These are highlighted by the following key accomplishments:

  ➢
  Achieved Adjusted Earnings Per Share of $6.19, a 31% increase over fiscal 2014;

†
For complete information regarding the Corporation's 2015 performance, stockholders should read "Management's Discussion and Analysis of Results of Operation and Financial Condition" and the audited consolidated financial statements and accompanying notes thereto contained in the Corporation's 2015 annual report on Form 10-K filed with the SEC on February 24, 2016, which is being made available to stockholders with this proxy statement.

  ➢
  Generated Operating Profit for the Applebee's Business Unit and the IHOP Business Unit at 100.5% and 107.2% of operating plan targets, respectively, under the Corporation's 2015 Annual Incentive Plan;

  ➢
  Returned approximately $136 million to stockholders in share repurchases and quarterly cash dividends combined;

  ➢
  Generated strong free cash flow of $142 million compared to $121 million in fiscal 2014;

  ➢
  Increased domestic system-wide comparable same-restaurant sales by 4.5% at IHOP, the third consecutive year of growth in domestic system-wide same-restaurant sales and the highest yearly increase since 2004;

  ➢
  Generated positive traffic growth at IHOP restaurants for the second consecutive year and outperformed the family dining segment of the restaurant industry;

  ➢
  Increased domestic system-wide comparable same-restaurant sales 0.2% at Applebee's; and

  ➢
  Opened 99 new IHOP and Applebee's restaurants worldwide by franchisees, the largest combined total from both brands since 2009.

While the Corporation and its Applebee's and IHOP Business Units delivered several notable achievements during 2015, performance against certain metrics fell below expectations.

  ➢
  The Corporation's total stockholder return ("TSR") since the beginning of 2010 is over 92% and, for fiscal years 2013 through 2015, was 40.8%. However, the Corporation's TSR for the 2013-2015 performance period ranked in the bottom third of the Value Line Restaurant Index ("VLRI").

  ➢
  Traffic growth for the domestic Applebee's Business Unit fell below its target by 3% (and was below threshold performance) and underperformed against the casual dining segment.

  ➢
  Traffic growth for the domestic IHOP Business Unit was positive for the second consecutive year and outperformed the family dining segment, but fell short of its target by 0.7%.

"Adjusted Earnings Per Share" (or "AEPS") is defined as total adjusted net income available to common stockholders divided by weighted average diluted shares. AEPS is considered to be a non-U.S. GAAP measure. Reconciliation of earnings per share to AEPS is provided in Appendix A.

"Free Cash Flow" is defined as cash provided by operating activities, plus net receipts from notes and equipment contracts receivable, less capital expenditures. Free cash flow is considered to be a non-U.S. GAAP measure. Reconciliation of the cash provided by operating activities to free cash flow is provided in Appendix A.

"Operating Profit" is defined as Segment Profit plus gains on asset dispositions, less Direct G&A and losses on asset dispositions. Segment Profit is defined as segment revenues less segment expenses. Direct G&A is defined as general and administrative expenses directly incurred at operating units excluding any allocation of shared service and general corporate overhead.

"Same-Restaurant Sales" is defined as sales, in any given fiscal year compared to the prior fiscal year, for restaurants that have been operated throughout both fiscal periods that are being compared and have been open for at least 18 months.

"Traffic", a growth performance indicator used by the Corporation and the restaurant industry, provides a measure of the change in number of guests visiting restaurants.

We believe the Corporation's 2015 compensation results were commensurate with the Corporation's performance, reflecting the Corporation's pay-for-performance philosophy.

  •
  No payouts were made under the Corporation's long-term performance based cash plan ("cash LTIP") covering fiscal years 2013 through 2015 based on the Corporation's TSR of 40.8% ranking at the 27th percentile of the VLRI. Awards under the cash LTIP represented approximately one-third of the annual long-term incentives awarded to NEO's in 2013, including a cash LTIP target payout of $1,056,000 for Ms. Stewart. We believe this demonstrates the alignment of a material portion of our executives' compensation with the Corporation's long-term performance and the interests of our stockholders.

  •
  Base salary merit increases for the NEOs ranged from 0% to 3.5%, excluding Mr. Layt, based on individual performance and external market competitiveness. For the fourth consecutive year, Ms. Stewart did not receive an increase in base salary, reflecting the Compensation Committee's preference that Ms. Stewart's overall compensation structure should emphasize corporate performance, the achievement of corporate goals, alignment with long-term stockholder interests and the creation of stockholder value.

  •
  Annual cash incentive compensation received by the Corporation's NEOs under the 2015 Annual Incentive Plan ranged from 146.7% to 183.4% of each individual's target. Payout levels reflect the Corporation's strong overall performance for 2015, including with respect to AEPS and Applebee's and IHOP Business Unit Operating Profit, as well as reductions resulting from the failure to meet target (for the IHOP Business Unit) and threshold (for the Applebee's Business Unit) traffic growth performance metrics. See "Compensation Decisions Made in 2015" for additional detail regarding the 2015 Annual Incentive Plan.

Additional information regarding 2015 NEO compensation can be found in the Summary Compensation Table below.

Compensation Changes for 2016

Based, in part, on feedback from our stockholders and our 2015 say on pay results, the Corporation made certain enhancements to our compensation program for 2016. In line with the Corporation's key strategic priorities, the 2016 Annual Cash Incentive Plan for the NEOs will continue to provide rewards based on the Corporation's profitability by leveraging AEPS and/or Business Unit Operating Profit, but a greater portion of each NEO's annual cash incentive award will be based on the growth of our brands. Net Franchise Restaurant Development, a measure of the number of new restaurants opened during the fiscal year, less any restaurant closings, has been added as a metric to the 2016 Annual Incentive Plan. Traffic remains as a key growth metric in the 2016 Annual Incentive Plan. The weight of the metrics for each NEO is listed in the table below.

	DineEquity AEPS	Applebee's / IHOP Business Unit Operating Profit	Applebee's / IHOP Business Unit Traffic Growth	Net Franchise Restaurant Development
Julia A. Stewart	80%	N/A	10%	10%
Thomas W. Emrey	60%	N/A	20%	20%
Darren M. Rebelez	40%	20%	20%	20%
Bryan R. Adel	60%	N/A	20%	20%
John B. Jakubek	60%	N/A	20%	20%

The annual cash incentive award for the CEO will be based 100% on the financial metrics in the table above. For the remaining NEOs, once the annual cash incentive award for each NEO, other than the CEO, has been determined based on financial results, the annual cash incentive award may generally be increased by up to 15% or decreased by up to 25% based on the overall performance of the NEO. The Compensation Committee retains the authority to further adjust if appropriate.

In addition, the performance level required for maximum payout on the AEPS metric has been increased 50% over 2015. Similar adjustments were made to increase the maximum performance level required to achieve maximum IHOP and Applebee's Business Unit Operating Profit payout.

Compensation Policies, Practices and Corporate Risk Management

The Compensation Committee, along with the CEO and the Senior Vice President, Human Resources, continually assess the Corporation's compensation policies and practices to ensure they remain aligned with its pay-for-performance culture, the creation of long-term stockholder value, effective risk management and strong governance practices.

The Compensation Committee believes that, through a combination of risk-mitigating features and incentives guided by relevant market practices and Corporate-wide goals, our compensation policies and practices do not present risks that are reasonably likely to have a material adverse effect on the Corporation. The Compensation Committee believes that appropriate safeguards are in place with respect to compensation policies and practices that assist in mitigating excessive risk-taking that could harm the value of the Corporation or reward poor judgment by the Corporation's executives and other employees.

The Compensation Committee's independent compensation consultant, Exequity LLP ("Exequity"), conducted a risk assessment in 2015 of the Corporation's compensation policies and practices as they apply to all employees, including the NEOs. Exequity reviewed the design features and performance metrics of the Corporation's cash and stock-based incentive programs along with the approval mechanisms associated with each and determined that the Corporation's policies and practices were unlikely to create risks that are reasonably likely to have a material adverse effect on the Corporation.

The following actions, practices and policies are intended to provide for continued alignment with the Corporation's principles and/or reduce the likelihood of excessive risk-taking:

  •
  The Compensation Committee reviews CEO pay-for-performance alignment by evaluating the CEO's compensation relative to the Corporation's TSR performance over the last five years.

  •
  Directors and officers of the Corporation are subject to robust stock ownership guidelines. The CEO's current ownership of the Corporation's common stock significantly exceeds those guidelines.

  •
  The Corporation's compensation mix is balanced among fixed components such as salary and benefits, annual cash incentive payments and long-term incentive awards including stock options, RSAs and the cash LTIP, which vest or are earned over three years.

  •
  The Corporation's annual cash incentive and three-year cash LTIP both have capped payment opportunities and reward achievement of different performance metrics. Further, the cash LTIP is measured against a transparent third-party index of restaurant companies.

  •
  The Compensation Committee has ultimate authority to determine, and increase or decrease, if appropriate, compensation provided to the Corporation's executive officers, including each of the NEOs.

  •
  The Compensation Committee annually undertakes a "tally sheet" analysis of total annual compensation and the total potential payout under various termination scenarios for each of the NEOs.

  •
  The Corporation maintains a Clawback Policy, which allows the Board of Directors to recoup incentive compensation in certain circumstances. See "Clawback Policy" for further details on the Corporation's policy.

  •
  All directors and NEOs are subject to the Corporation's Insider Trading Policy which contains a prohibition on engaging in hedging and pledging transactions involving the Corporation's securities.

  •
  The Compensation Committee has set the grant date for annual equity awards to be the close of business on the second full business day after our announcement of fiscal year-end earnings.

  •
  The Compensation Committee utilizes the services of an independent compensation consultant who does not provide any other services to the Corporation and has the authority to retain any advisor it deems necessary to fulfill its obligations.

  •
  The Corporation's equity compensation plans do not permit repricing of previously granted stock options without stockholder approval.

  •
  The Corporation has not authorized any multi-year guaranteed bonuses.

  •
  The Corporation does not provide tax "gross-ups" on severance payments or perquisites.

Overview of Executive Compensation Philosophy and Objectives

The Compensation Committee has structured the Corporation's executive compensation programs to align with a compensation philosophy that is based on several objectives, including:

  •
  Instilling an ownership culture and linking the interests of the NEOs with those of the Corporation's stockholders;

  •
  Paying for performance;

  •
  Rewarding executives for achievement of both annual and longer-term financial and key operating goals of the Corporation; and

  •
  Facilitating the attraction, motivation and retention of highly talented, entrepreneurial and creative executive leaders.

Elements of the Compensation Program

The Corporation's executive compensation program consists of the following components:

  •
  Base Salary.  Base salaries are designed to attract and retain talented executives and to provide a competitive and stable component of income.

  •
  Annual Cash Incentives under the Annual Incentive Plan.  Annual cash incentives provide a competitive incentive opportunity for achieving financial, operational and strategic performance objectives. No payouts are made under the Annual Incentive Plan unless these objectives are achieved.

  •
  Long-Term Incentive or LTI Awards.  LTI awards are composed of stock options, RSAs and the cash LTIP with each component representing approximately one-third of the total value awarded. Each of the components is vested or earned over a three-year period and provides ongoing alignment with stockholders' interests based on the Corporation's future stock price performance. Stock options provide value to the executive only if the Corporation's stock price increases above the grant date price. The value of RSAs increases or decreases with changes in the Corporation's stock price and the cash LTIP provides payment only if the Corporation's TSR performance is in the 33rd percentile or greater of the VLRI over a three-year performance period.

  •
  Benefits and Other Compensation.  Benefits and other compensation programs, which make up a relatively modest portion of NEO compensation, are provided to protect executive health and safety and provide flexibility and efficiencies that facilitate executive productivity.

See the section entitled "Compensation Decisions Made in 2015" in this proxy statement for additional information regarding the elements of compensation for NEOs.

The Compensation Committee's compensation strategy is comprised of a total direct compensation opportunity ("TDCO") for each NEO which is defined as base salary, target annual cash incentive and the grant date fair market value of LTI awards. The TDCO for each NEO is generally set to fall within the third quartile (i.e., between the 50th and 75th percentiles) of relevant benchmark data. Rather than striving for a single market reference point, the Compensation Committee believes that a broader, third quartile positioning provides appropriate flexibility in tailoring award opportunities based on a variety of factors such as performance, experience level, internal equity and external competitiveness.

The TDCO for 2015 as reviewed and approved by the Compensation Committee for each of the NEOs is listed in the following table. TDCO differs from the total compensation amounts in the Summary Compensation Table in that it includes the target annual cash incentive opportunity while the Summary Compensation Table includes the amounts actually earned under the 2015 Annual Incentive Plan. Further, TDCO does not include values listed in the "All Other Compensation" column or special one-time compensation payments or other equity awards such as Mr. Rebelez's sign-on bonus and sign-on equity grant. In addition, TDCO includes the value of the target opportunity under the cash LTIP grant at the time it is awarded whereas the Summary Compensation Table includes the actual value earned, if any, based upon performance under the cash LTIP after the completion of the performance period.

Total Direct Compensation Opportunity

Name	2015 Base Salary ($)	2015 Annual Cash Target Incentive ($)	2015 Long-Term Incentive ($)	2015 Total Direct Compensation Opportunity ($)
Julia A. Stewart	$1,000,000	$1,100,000	$4,000,069	$6,100,069
Thomas W. Emrey	$512,325	$384,244	$825,122	$1,721,691
Darren M. Rebelez	$575,000	$431,250	$900,018	$1,906,268
Bryan R. Adel	$423,375	$254,025	$450,036	$1,127,436
John B. Jakubek	$387,090	$232,254	$550,139	$1,169,483
Steven R. Layt(1)	$500,000	$375,000	$900,043	$1,775,043

(1)
In connection with his separation from the Corporation effective as of September 4, 2015, Mr. Layt forfeited his annual cash incentive award and his 2015 RSAs. In addition, Mr. Layt forfeited his 2015 stock option award with the exception of one-third of the award which was scheduled to vest within 12 months of his separation. Mr. Layt's cash LTIP award will be prorated based on his participation in the performance period and payment, if any, will be made upon completion of the performance cycle based on actual performance.

A significant portion of executive pay has been structured to be contingent on satisfying performance goals and increasing stockholder value. Accordingly, executives will not realize the incentive portion of their TDCO unless these objectives are satisfied. For the CEO, 84% of 2015 TDCO was linked to performance and/or increasing stockholder value. For the other NEOs, an average of 68% of 2015 TDCO was linked to performance and/or increasing stockholder value.

The following charts illustrate the 2015 pay mix for the CEO and for all other NEOs serving as of December 31, 2015:

CEO Pay Mix	NEO Average Pay Mix

The Role of the Compensation Committee

Under its charter, the Compensation Committee has the sole authority to determine and approve compensation for the Corporation's NEOs and the Corporation's other executive officers. In addition, the Compensation Committee, which is comprised solely of independent directors and reports regularly to the Board of Directors, reviews and approves compensation and benefit programs including grants made pursuant to the Corporation's equity compensation plans, oversees the Corporation's executive compensation philosophy and strategy, ensures that proper due diligence, deliberations, and reviews of executive compensation are conducted and oversees risks related to the Corporation's compensation practices. The Compensation Committee is also responsible for reviewing the compensation for the members of the Board of Directors and submits any recommended changes for approval to the Board of Directors.

The Compensation Committee reviews the Corporation's executive compensation plans throughout the fiscal year. Decisions concerning annual salary increases, the approval of annual cash incentives, the design and objectives of each year's incentive plan and the granting of LTI awards are typically made in the first quarter of each fiscal year after a series of meetings among the Compensation Committee, its compensation consultant, the CEO, the Senior Vice President, Human Resources and the Vice President, Compensation and Benefits. The Compensation Committee also performs a "tally sheet" analysis which provides the Compensation Committee with information related to total annual compensation of each NEO and the potential payout each NEO would receive upon separation from the Corporation. The Compensation Committee performs this analysis on an annual basis as part of its oversight function with respect to executive compensation.

The general practice of the Compensation Committee has been to evaluate annually the performance of the CEO and the other executive officers and approve compensation based on this evaluation. As it relates to the assessment of the CEO's performance, the Lead Director and the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee discuss annual performance goals with the CEO and conduct an annual performance review.

In addition, the Compensation Committee annually determines the compensation of the other executive officers based on evaluations of their respective performance.

Generally, the CEO and the Senior Vice President, Human Resources provide input to the Compensation Committee in connection with its compensation deliberations:

  •
  The CEO provides assessments of each NEO's performance (other than herself) against specific objectives and overall contributions, potential future contributions and retention risk;

  •
  Based on the assessment described above, as well as the market data provided by the Compensation Committee's independent consultant, the CEO and the Senior Vice President, Human Resources make recommendations to the Compensation Committee regarding executive compensation for each of the NEOs (other than the CEO); and

  •
  In instances where new executives are hired, the CEO and the Senior Vice President, Human Resources discuss the executive's compensation provided at his or her current or former employer, internal and external compensation benchmarking data, actual versus desired skill set and qualifications, and make recommendations for new executive pay packages to the Compensation Committee.

The Role of the Compensation Consultant

The Compensation Committee has the sole authority to retain or terminate a compensation consultant to assist in carrying out its responsibilities. Accordingly, during 2015, the Compensation Committee directly engaged Exequity as its independent compensation consultant to provide objective and expert analyses, advice, and information with respect to executive compensation. In performing its services, Exequity interacted collaboratively with the Compensation Committee and with senior management at the direction of the Compensation Committee. In 2015, Exequity performed the following services:

  •
  Provided executive compensation benchmarking data (as described below);

  •
  Provided analysis and advice regarding Annual Incentive Plan design;

  •
  Provided analysis and advice regarding long-term incentive plan design; and

  •
  Responded to other requests including conducting a CEO pay-for-performance analysis, a risk assessment and a peer group analysis and advising on various governance and regulatory developments.

Exequity did not provide any additional services to the Corporation during 2015 beyond those provided in the capacity of independent compensation consultant to the Compensation Committee. Exequity did not make any recommendations as to any amount to be paid to any NEO. The Compensation Committee has assessed the independence of Exequity pursuant to the rules of the SEC and concluded that Exequity's work for the Compensation Committee does not raise any conflicts of interest.

Compensation Benchmarking and Peer Group

The Corporation uses a restaurant peer group and compensation surveys for different benchmarking comparisons, including base salary, target annual cash incentive, LTI awards and TDCO. The Compensation Committee, with input from its independent compensation consultant and management, periodically reviews its peer group (the "NEO Peer Group") for the purpose of evaluating executive compensation.

The Corporation's 99% franchised business model is uncommon amongst its peer group, with only one peer company having a higher percentage of franchised restaurants. The majority of the peer companies have a larger number of company-owned restaurants. We believe our highly franchised business model requires less capital investment and general and administrative overhead, generates higher gross profit margins and reduces volatility of free cash flow performance as compared to owning a significant number of company-operated restaurants. In acknowledging the structural differences, the

Compensation Committee considers a variety of metrics in evaluating the peer group which includes but is not limited to sales, market capitalization and enterprise value and the ratio of these metrics per employee. In 2015, the Corporation ranked in the first quartile in sales and in the second quartile in market capitalization and enterprise value. The Corporation ranked higher than all but one peer company in sales per employee, market capitalization per employee and enterprise value per employee. The NEO Peer Group consists of companies in the Corporation's industry that the Compensation Committee believes to be similar in terms of size and that compete with the Corporation for executive talent.

The NEO Peer Group used for evaluating 2015 compensation decisions consisted of the following companies:

• BJ's Restaurants, Inc.	• Denny's Corporation	• Red Robin Gourmet Burgers, Inc.
• Bob Evans Farms, Inc.	• Domino's Pizza, Inc.	• Ruby Tuesday, Inc.
• Brinker International, Inc.	• Dunkin' Brands Group, Inc.	• Sonic Corp.
• Buffalo Wild Wings, Inc.	• Jack in the Box Inc.	• Texas Roadhouse, Inc.
• The Cheesecake Factory Incorporated	• Panera Bread Company	• The Wendy's Company
• Cracker Barrel Old Country Store, Inc.	• Papa Johns International, Inc.

The NEO Peer Group was the primary data source considered by the Compensation Committee when reviewing total pay levels of the NEOs.

The Compensation Committee also considered broader compensation data from the 2015 AON Hewitt US Total Compensation by Industry Survey and the 2015 Chain Restaurant Total Rewards Association Executive and Management Compensation Survey which provided general industry and restaurant industry pay data on executive positions for companies with comparable sales.

The Role of the Stockholder Say on Pay Votes

The Corporation provides its stockholders with the opportunity to cast an annual advisory vote on executive compensation (a "say on pay proposal"). At the Corporation's annual meeting of stockholders held in May 2015, 81% of the votes cast on the say on pay proposal at that meeting were voted in favor of the proposal approving the compensation of the NEOs. The Compensation Committee believes the 2015 say on pay vote affirms stockholders' support of the Corporation's approach to executive compensation. Nevertheless, the Compensation Committee made certain changes to the Corporation's executive compensation program in response to the 2015 say on pay vote and stockholder feedback. See "Compensation Changes for 2016" for additional detail. The Compensation Committee will continue to consider the outcome of the Corporation's say on pay votes when making future compensation decisions for the NEOs.

Compensation Decisions Made in 2015

Annual Base Salaries

In setting annual base salaries, the Compensation Committee generally considers benchmarking data derived from a review of the proxy statement disclosures of the NEO Peer Group, the AON Hewitt and Chain Restaurant surveys and, in the case of the NEOs other than Ms. Stewart, CEO recommendations and assessments of the performance of the individual NEOs. The Compensation Committee uses the market data to ensure that it establishes reliable points of reference to determine whether and to what extent it is establishing competitive levels of compensation for the NEOs.

Effective February 23, 2015, the Compensation Committee set annual base salaries as follows:

Name	Former Base Salary	New Base Salary	Percentage Increase
Julia A. Stewart	$1,000,000	$1,000,000	0%
Thomas W. Emrey	$495,000	$512,325	3.5%
Bryan R. Adel	$413,048	$423,375	2.5%
John B. Jakubek	$374,000	$387,090	3.5%
Steven R. Layt(1)	$450,000	$500,000	11.1%

(1)
The Compensation Committee determined Mr. Layt's base salary increase after considering factors such as internal pay equity and Mr. Layt's meaningful contributions in 2014.

This was the fourth consecutive year that the Compensation Committee has elected not to increase Ms. Stewart's base salary. In making this decision, the Compensation Committee considered Ms. Stewart's base salary compared to the base salaries of other chief executive officers within the NEO Peer Group and the implications of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee's decision also reflects its preference that Ms. Stewart's overall compensation structure should emphasize corporate performance, the achievement of corporate goals, alignment with long-term stockholder interests and the creation of stockholder value. 84% of Ms. Stewart's 2015 TDCO was linked to performance and/or increasing stockholder value.

Base salary increases for the other NEOs were based on individual performance and external market competitiveness. Mr. Rebelez's base salary was set at $575,000 upon his commencement of employment with the Corporation on May 4, 2015.

Performance-and Stock-Based Compensation

Annual Cash Incentives

In early 2015, the Compensation Committee approved the 2015 Annual Incentive Plan to reward executive officers whose performance meets or exceeds the Corporation's expectations, to provide incentives for excellent future performance that contributes to the Corporation's success and profitability and to serve as a means by which eligible participants may share in the Corporation's financial success. The 2015 Annual Incentive Plan operates under the Corporation's stockholder-approved plan under Section 162(m) of the Code which funds an incentive pool based on 20% of cash flow from operations and which limits the CEO's individual payout to 30% of the incentive pool and all other NEOs' payouts to 17.5% of the incentive pool.

Pursuant to the 2015 Annual Incentive Plan, the target annual cash incentive amount for each of the NEOs is established as a percentage of base salary based on the participant's level in the management structure. The 2015 threshold, target, and maximum payout amounts for each NEO are provided in the 2015 Grants of Plan-Based Awards Table. The 2015 threshold, target and maximum percentages for each of the NEOs under the Corporation's 2015 Annual Incentive Plan are as follows:

Name	Threshold as Percentage of Base Salary	Target as Percentage of Base Salary	Maximum as Percentage of Base Salary
Julia A. Stewart	55%	110%	220%
Thomas W. Emrey	37.5%	75%	150%
Darren M. Rebelez	37.5%	75%	150%
Bryan R. Adel	30%	60%	120%
John B. Jakubek	30%	60%	120%
Steven R. Layt	37.5%	75%	150%

Decisions regarding the threshold, target and maximum incentive percentages were made in consultation with Exequity and after consideration of the NEO Peer Group and survey data mentioned above and the desired TDCO pay mix. The target annual cash incentive is generally consistent with incentive opportunities at the NEO Peer Group companies for similarly situated executives and have not changed since 2010.

The annual cash incentive for the CEO is earned based on the AEPS performance for the Corporation and traffic growth performance for the Applebee's and IHOP Business Units. The annual cash incentive for the other NEOs is based on a combination of the Corporation's AEPS, Applebee's and IHOP Unit Operating Profit, traffic growth and individual business objectives ("IBOs") for each NEO. The IBOs for each NEO are intended to be challenging, measurable objectives that are designed to significantly impact the Corporation's performance and are mutually agreed upon by the executive and the CEO.

The Compensation Committee uses AEPS as a primary incentive metric, a broad and commonly used measure of financial performance for the Corporation. The Compensation Committee includes Business Unit Operating Profit as a performance measure because it believes operating profit appropriately incentivizes the business units on items specifically within their control. Traffic, a growth performance indicator used by the Corporation and the restaurant industry, provides a measure of the change in number of guests visiting restaurants.

The table below outlines the annual cash incentive metrics and weight for each of the NEOs for 2015:

Name	DineEquity AEPS	Applebee's / IHOP Business Unit Operating Profit	Applebee's / IHOP Business Unit Traffic Growth(1)	IBOs
Julia A. Stewart	90%	N/A	10%	N/A
Thomas W. Emrey	60%	N/A	20%	20%
Darren M. Rebelez	15%	45%	20%	20%
Bryan R. Adel	60%	N/A	20%	20%
John B. Jakubek	60%	N/A	20%	20%
Steven R. Layt	15%	45%	20%	20%

(1)
Traffic growth for each of Ms. Stewart and Messrs. Emrey, Adel and Jakubek is based 50% on Applebee's Business Unit performance and 50% on IHOP Business Unit performance. Traffic growth for Mr. Rebelez is based 100% on IHOP Business Unit performance.

The 2015 Annual Incentive Plan was structured such that no annual cash incentive award would be paid if AEPS fell below $5.26. For each of the other performance metrics, amounts were not paid unless the threshold performance level for that metric was achieved. The threshold, target and maximum payout levels for each of the performance metrics are illustrated in the table below. Payouts increase incrementally for performance up to a maximum of 200% of an executive's target annual cash incentive opportunity.

Metric	Threshold	Target	Maximum	Actual Result	Percentage of Target Achieved
AEPS	$5.26	$5.72	$6.18	$6.19	108.1%
Applebee's Business Unit Operating Profit	$155.6	$167.4	$178.9	$168.3	100.5%
IHOP Business Unit Operating Profit	$153.1	$164.7	$176.0	$176.4	107.2%
Payout as a Percentage of an Executive's Target	50%	100%	200%	N/A	N/A

Traffic growth for the domestic IHOP Business Unit was positive for the second consecutive year and outperformed the family dining segment, but fell short of its target by 0.7%. The payout for this performance metric was reduced accordingly. Traffic growth for the domestic Applebee's Business Unit fell below its target by 3% (and was below threshold performance) and underperformed against the casual dining segment. As a result, no payout was made for this performance metric. The traffic growth target amounts for both business units were set at challenging levels such that attainment of the targeted amounts was not assured at the time they were set and would require a high level of effort and execution in order to obtain them.

The final annual cash incentive amounts under the 2015 Annual Incentive Plan were determined by combining the results of the performance metrics that each NEO was measured against. All NEOs, with the exception of the CEO, were also measured against IBOs, which constituted 20% of each NEO's annual cash incentive. The IBOs measured the following items:

  •
  Mr. Emrey's IBOs included goals related to the improvement of franchisee profitability, the creation of a process and evaluation criteria for assessing a potential acquisition and the improvement in restaurant development.

  •
  Mr. Rebelez's IBOs included goals related to the development and communication of the IHOP Business Unit strategy and performance scorecard to team members and franchisees.

  •
  Mr. Adel's IBOs included goals related to the development of a new franchise agreement and the creation of a process and evaluation criteria for assessing a potential acquisition.

  •
  Mr. Jakubek's IBOs included goals related to optimizing the effectiveness of the Human Resources organization to support business strategy, the implementation of employment branding and strategy and execution of the Restaurant Support Center consolidation.

  •
  Mr. Layt's IBOs included goals related to menu, food and bar innovation.

At the end of 2015, Ms. Stewart assessed the performance of each of the NEOs against their respective IBOs and assigned a percentage level of performance (the "IBO Performance") as set forth in the table below:

Name	IBO Performance Level
Thomas W. Emrey	100%
Darren M. Rebelez	100%
Bryan R. Adel	100%
John B. Jakubek	100%

The amounts in the table below represent the annual cash incentive paid to each of the NEOs pursuant to the 2015 Annual Incentive Plan and are calculated by multiplying the NEO's base salary by the target percentage and by the achievement level.

Name	Base Salary	Target as Percentage of Base Salary	Percentage of Incentive Target Achieved	Annual Cash Incentive Paid
Julia A. Stewart	$1,000,000	110%	183.4%	$2,016,850
Thomas W. Emrey	$512,325	75%	146.7%	$563,701
Darren M. Rebelez	$575,000	75%	153.4%	$661,538
Bryan R. Adel	$423,375	60%	146.7%	$372,664
John B. Jakubek	$387,090	60%	146.7%	$340,726
Steven R. Layt(1)	$500,000	75%	N/A	N/A

(1)
Mr. Layt separated from the Corporation on September 4, 2015 and was not eligible to receive any portion of his 2015 annual cash incentive award.

The amounts earned by the NEOs under the 2015 Annual Incentive Plan are reflected in the column entitled "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table.

Annual Long-Term Incentive or LTI Awards

The Compensation Committee grants each of the NEOs a blend of nonqualified stock options ("NQOs"), RSAs and cash LTIP awards. The NQOs vest in equal installments over a three-year period and are exercisable for up to a maximum of ten years. The RSAs typically cliff vest after three years and the cash LTIP payout is based on cumulative TSR against the VLRI over a three-year performance period. Stock options have value to the executive only if the Corporation's stock price increases over the price on the date of grant. The value of RSAs increases or decreases with the changes in the Corporation's stock price and the cash LTIP provides payment between zero and 200% of the target award depending on TSR performance as depicted in the table below:

	Relative TSR Ranking at End of Performance Period	Payout as a Percentage of Target Cash LTIP
No Payout	< 33rd Percentile of the VLRI	0%
Threshold	33rd Percentile of the VLRI	50%
Target	50th Percentile of the VLRI	100%
Maximum	≥ 80th Percentile of the VLRI	200%

The Compensation Committee believes that this mix of long-term incentives appropriately balances an emphasis on absolute and relative stock performance and aligns the compensation of our NEOs with the long-term interests of stockholders. The LTI awards are comprised of 34% of the grant date value in stock options, 33% of the grant date value in RSAs and 33% of the grant date value in the cash LTIP. The Compensation Committee believes this weighting provides a balanced strategy towards stockholder alignment, executive retention, risk and performance.

The Compensation Committee considered a range of factors in setting the value to be awarded to the NEOs, including assessments of individual performance, the potential contributions that each NEO could be expected to make in the future, each NEO's TDCO, long-term incentive awards previously granted to certain NEOs, the size of awards provided to other individuals holding similar positions in the market data considered by the Compensation Committee, the number of shares which remained available for issuance under the 2011 Stock Incentive Plan and overall accounting expense associated with the awards.

As discussed above in "Annual Base Salaries", the Compensation Committee has not increased Ms. Stewart's base salary for four consecutive years. In that regard, increases in TDCO for Ms. Stewart have generally been in the form of increased LTI award opportunities which vest over time and are linked to the performance of the Corporation. The 2015 LTI award for Ms. Stewart reflects the Compensation Committee's review of her overall performance as Chairman and Chief Executive Officer of the Corporation as well as her leadership in improving the performance of the IHOP Business Unit as Interim President for a meaningful portion of the year.

The table below summarizes the grant date value of the annual long-term incentive awards made in 2015 (additional detail regarding long-term incentive awards granted in 2015 can be found in the 2015 Grants of Plan-Based Awards table in this proxy statement):

Name	Stock Options	Restricted Stock	Cash LTIP at Target	Total Long-Term Incentive Opportunity
Julia A. Stewart	$1,360,007	$1,320,062	$1,320,000	$4,000,069
Thomas W. Emrey	$280,513	$272,359	$272,250	$825,122
Darren M. Rebelez	$306,007	$297,011	$297,000	$900,018
Bryan R. Adel	$153,018	$148,518	$148,500	$450,036
John B. Jakubek	$187,028	$181,611	$181,500	$550,139
Steven R. Layt	$306,006	$297,037	$297,000	$900,043

2013 - 2015 Cash LTIP Payout

Demonstrating the Corporation's pay-for-performance philosophy and the direct link between pay and the Corporation's stock price performance, no payouts were made under the cash LTIP for the 2013-2015 performance cycle based on the Corporation's TSR relative to the VLRI. Performance and payouts under prior performance periods were as follows:

Performance Period	DineEquity TSR	Value Line Restaurant Index Percentile Rank	Payout as a percentage of target award
2011 - 2013	75.3%	45.9%	87.9%
2012 - 2014	160%	64.1%	135.3%
2013 - 2015	40.8%	27.0%	0%

The table below illustrates the Corporation's TSR performance relative to companies that were included in the VLRI during the fiscal years 2013, 2014 and 2015.

TSR (2013 - 2015)

Source: Standard and Poor's Research Insights.

The amounts in the table below represent the target cash LTIP incentive and actual amounts paid to the NEOs pursuant to the 2013-2015 cash LTIP. The amounts earned by the NEOs under the 2013-2015 cash LTIP are reflected in the column entitled "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table.

Name	2013 - 2015 Target Award	2013 - 2015 Payout (0% of Target)
Julia A. Stewart	$1,056,000	$0
Thomas W. Emrey	$272,250	$0
Darren M. Rebelez(1)	N/A	N/A
Bryan R. Adel	$165,000	$0
John B. Jakubek	$173,250	$0
Steven R. Layt(2)	$90,750	$0

(1)
Mr. Rebelez was not a participant in the 2013-2015 cash LTIP due to the timing of the commencement of his employment with the Corporation on May 4, 2015.

(2)
Mr. Layt's participation in the 2013-2015 cash LTIP was prorated to $80,667 based on his separation date from the Corporation.

Darren M. Rebelez

In determining Mr. Rebelez's sign-on and annual compensation, the Compensation Committee considered the compensation provided by Mr. Rebelez's former employer, internal and external compensation benchmarking data and Mr. Rebelez's skill set and qualifications relative to those desired by the Corporation.

Stock Ownership Guidelines

The Corporation maintains robust stock ownership guidelines that are intended to further the Compensation Committee's objectives of aligning the financial interests of its executives with those of the Corporation's stockholders. The stock ownership guidelines call for each NEO to accumulate a minimum number of shares equal in value to a multiple of their base salary.

For purposes of the guidelines, stock ownership includes Common Stock owned directly, in-the-money value of exercisable stock options, RSAs, stock-settled RSUs and vested shares of Common Stock held in the Corporation's 401(k) Plan. The types and amounts of stock-based awards are intended, in part, to facilitate the accumulation of sufficient shares by the Corporation's executives to allow them to meet the stock ownership guidelines.

The Compensation Committee annually reviews each NEO's progress towards meeting the stock ownership guidelines. The Compensation Committee has informed management that it may reduce or choose not to grant future stock-based compensation to any executives who fail to make reasonable progress towards meeting the stock ownership goals within five years from becoming subject to the guidelines. Based upon its October 2015 review of each NEO's equity holdings in the Corporation, the Compensation Committee determined that each of the NEOs listed below has exceeded his or her guideline as outlined in the following table:

Name	Guideline as a Multiple of Base Salary	Holdings as a Multiple of Base Salary(1)	Guideline Status
Julia A. Stewart	6	15.9	Exceeds Guideline
Thomas W. Emrey	4	8.0	Exceeds Guideline
Darren M. Rebelez	4	4.7	Exceeds Guideline
Bryan R. Adel	2	6.1	Exceeds Guideline
John B. Jakubek	2	14.5	Exceeds Guideline

(1)
Based upon holdings in the shares of common stock of the Corporation and one-year average daily price per share of the Corporation's common stock from September 26, 2014 to September 25, 2015.

Clawback Policy

In October 2013, the Compensation Committee approved a Clawback Policy. To the extent permitted by governing law, in the event that (i) the Corporation is required to make a material restatement of its financial statements as a result of fraudulent behavior or material intentional misconduct on the part of the Corporation's current or former (a) Chief Executive Officer, (b) executive officers subject to Section 16 of the Exchange Act or (c) other executive officers who report directly to the Chief Executive Officer and (ii) any incentive compensation was paid to any of these individuals based upon achievement of certain financial results and in reliance upon the financial statements to be restated, then the Board of Directors of the Corporation may, in its sole discretion and upon making a determination that it would be in the best interest of the Corporation to do so, direct the Corporation to make reasonable efforts to seek reimbursement of any such incentive compensation paid within the past three years from the date of the restatement to the extent it exceeds the amounts that would have been earned under the restated financial statements. This policy shall apply in addition to any right of recoupment against the Chief Executive Officer and Chief Financial Officer pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law or regulation. The Compensation Committee expects that it will review and modify the policy as may be required to comply with NYSE listing standards based on SEC rules once finalized.

Hedging and Pledging Restrictions

The Corporation's Insider Trading Policy prohibits pledging the Corporation's securities as collateral and entering into transactions to hedge the value of the Corporation's securities owned by individuals subject to the policy.

Employment Agreements and Change in Control Provisions

Employment Agreements

The Corporation enters into employment agreements with certain executives when it determines that an employment agreement is desirable for the Corporation to obtain a measure of assurance as to the executive's continued employment in light of prevailing market competition for the particular position held by the executive officer, or where the Compensation Committee determines that an employment agreement is necessary and appropriate to attract an executive in light of market conditions, the prior experience of the executive or practices at the Corporation with respect to other similarly situated employees.

Each of Ms. Stewart and Messrs. Emrey and Rebelez is party to an employment agreement with the Corporation. Messrs. Adel and Jakubek are each party to an employment offer letter with the Corporation, effective as of August 2, 2010 and March 31, 2008, respectively. The employment agreements call for initial employment terms of three years and provide for automatic successive one-year extensions unless the Corporation or the executive gives notice to the contrary more than 90 days prior to the expiration of the then-current term of the agreement. The Corporation may terminate any of the agreements, at any time, with or without cause upon written notice to the executive. The employment agreements provide for base salaries, target annual cash incentive opportunities of 75% (110% for Ms. Stewart) of base salary and certain other perquisites and benefit programs. Under certain termination scenarios, the agreements may provide for severance payments, benefits continuation and vesting of outstanding equity-based awards. The employment agreements do not contain multi-year incentive guarantees or tax gross-ups. The employment agreements also contain confidentiality, trade secrets, discoveries and non-solicitation provisions. See "Potential Payments Upon Termination or Change in Control" in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the employment agreements.

Amended and Restated Executive Severance and Change in Control Policy

Messrs. Adel and Jakubek participate in the Corporation's Amended and Restated Executive Severance and Change in Control Policy. This policy is intended to increase the retention of the senior leadership team and to provide severance benefits under specified circumstances to certain individuals who are in a position to contribute materially to the success of the Corporation. These arrangements also are intended to facilitate changes in the leadership team by setting terms for the termination of an executive officer in advance, thereby allowing a smooth transition of responsibilities when it is in the best interests of the Corporation. Under certain termination scenarios, the policy may provide for severance payments, benefits continuation and vesting of certain outstanding equity-based awards. The policy does not provide for tax gross-ups. See "Potential Payments Upon Termination or Change in Control" in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the Amended and Restated Executive Severance and Change in Control Policy.

Nonqualified Deferred Compensation Plan

Pursuant to the Deferred Compensation Plan, NEOs are eligible to defer their base salaries, annual cash incentives, and long-term incentive plan cash distributions. Deferrals are always 100% vested. This plan provides the NEOs with a long-term capital accumulation opportunity. The Deferred Compensation Plan provides a range of mutual funds as investment opportunities, and is designed to comply with Section 409A of the Code. See "Nonqualified Deferred Compensation" in this proxy statement for additional information regarding aggregate contributions made by each of the NEOs participating in the Deferred Compensation Plan during 2015, aggregate interest or other earnings accrued during 2015, the aggregate dollar amount of withdrawals and the 2015 fiscal year end balance.

Perquisites

The Corporation provides NEOs with limited perquisites as part of a competitive total compensation package. The Compensation Committee annually reviews the perquisites provided to the NEOs and approves those personal benefits or perquisites that it deems to be in the Corporation's best interests in order to induce executives to maintain employment with us. The Corporation does not provide tax gross-ups on any perquisites provided to executives other than certain customary expenses related to relocation.

Annual Physicals.    Each NEO is entitled and expected to have an annual physical provided at the Corporation's cost.

Automobile Allowances.    The Corporation pays each of the NEOs an automobile allowance and other automobile-related expense reimbursements.

Airline Clubs.    The Corporation will reimburse the CEO for the cost of up to three airline club memberships and each of the other NEOs for the cost of one airline club membership for their use when traveling for business.

Supplemental Life Insurance.    The Corporation provides supplemental life insurance for each of the NEOs in addition to paying for life insurance for all eligible employees. Ms. Stewart is provided total insurance of $1.4 million under the Corporation's group policy while the other NEOs are provided $900,000 in life insurance under the Corporation's group policy.

Supplemental Disability Insurance.    The Corporation provides supplemental disability insurance for each of the NEOs in addition to paying for disability insurance for all eligible employees. The coverage for each NEO generally provides for a benefit equal to 60% of pre-disability earnings subject to a maximum of $25,000 per month.

Tax Preparation Reimbursement.    The Corporation may provide tax preparation reimbursement for certain NEOs who are required to file tax returns in multiple states as a result of their employment with the Corporation. The benefit is taxable to the NEO and is intended to encourage the NEO to engage knowledgeable experts to assist with tax preparation.

Deductibility of Certain Executive Compensation

Under Section 162(m) of the Code, certain income tax deductions may be limited to the extent total compensation for certain executives exceeds $1 million in any one year, except for compensation payments that qualify as "performance-based." To qualify as "performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by the Compensation Committee. In addition, the material terms of the plan must be approved by the stockholders and the Compensation Committee must certify that the performance goals were achieved before payments can be made. Certain of the Corporation's compensation programs have been designed to conform with Section 162(m) of the Code and related regulations. While the Compensation Committee recognizes the desirability of preserving the deductibility of payments made to NEOs under Section 162(m) of the Code, the Compensation Committee believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating and retaining the Corporation's key executives and reserves the right to forego deductibility of compensation if determined to be in the best interests of the Corporation.

COMPENSATION TABLES

Summary Compensation Table

The following Summary Compensation Table and accompanying notes set forth information concerning compensation earned by each of the Corporation's NEOs for the fiscal year ended December 31, 2015, and, to the extent required under applicable SEC disclosure rules, the fiscal years ended December 31, 2014 and 2013.

2015 SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Julia A. Stewart	2015	1,038,465	—		1,320,062		1,360,007	2,016,850	54,611	5,789,995
Chairman and Chief Executive	2014	1,000,000	—		1,221,021		1,258,016	3,081,650	46,701	6,607,388
Officer and Interim President,	2013	961,539	—		1,056,011		1,088,031	2,608,025	59,816	5,773,422
Applebee's Business Unit
Thomas W. Emrey	2015	528,698	—		272,359		280,513	563,701	27,570	1,672,841
Chief Financial Officer	2014	491,733	—		288,758		297,517	831,435	31,293	1,940,736
	2013	457,487	—		272,279		280,503	664,692	33,082	1,708,043
Darren M. Rebelez	2015	375,962	475,000	(7)	2,597,026	(8)	306,007	661,538	70,737	4,486,270
President, IHOP Business Unit(6)
Bryan R. Adel	2015	437,672	—		148,518		153,018	372,664	33,273	1,145,145
Senior Vice President, Legal,	2014	410,548	—		173,255		178,505	551,991	36,400	1,350,699
General Counsel and Secretary	2013	383,013	—		165,015		170,023	454,117	35,918	1,208,086
John B. Jakubek	2015	399,461	—		181,611		187,028	340,726	34,082	1,142,908
Senior Vice President, Human	2014	371,509	—		181,575		187,015	514,996	33,455	1,288,550
Resources	2013	345,544	—		173,255		178,519	417,345	25,230	1,139,893
Steven R. Layt	2015	361,971	—		297,037		306,006	—	820,118	1,785,132
Former President, Applebee's	2014	434,077	—		415,028		170,021	442,275	29,277	1,490,678
Business Unit(9)

(1)
Represents 26, 26 and 27 bi-weekly pay periods during the fiscal years ended December 31, 2013, 2014 and 2015, respectively.

(2)
The amounts reported in this column for 2015 represent the aggregate grant date fair value related to the RSAs that were granted as part of the 2015 LTI award computed in accordance with FASB ASC Topic 718. The amounts in the "Stock Awards" column for prior years include the aggregate grant date fair value related to stock awards granted in each of the years shown, computed in accordance with FASB ASC Topic 718. See Note 13 to Consolidated Financial Statements in the Corporation's annual report on Form 10-K for the year ended December 31, 2015, 2014 and 2013 for information regarding assumptions underlying the valuation of equity awards granted in 2015, 2014 and 2013.

(3)
The amounts in the "Option Awards" column include the aggregate grant date fair value related to option awards granted in each of the years shown, computed in accordance with FASB ASC Topic 718. See Note 13 to Consolidated Financial Statements in the Corporation's annual report on Form 10-K for the year ended December 31, 2015, 2014 and 2013 for information regarding assumptions underlying the valuation of option awards granted in 2015, 2014 and 2013.

(4)
The amounts in the "Non-Equity Incentive Plan Compensation" column for 2015 include payouts under the 2015 Annual Incentive Plan. These payout amounts were based on the Corporation's and, if applicable, the individual's attainment of certain pre-determined performance targets. No payouts were made under the cash LTIP for the fiscal 2013-2015 performance period. For additional information on the amounts earned for 2015, see the section entitled "Performance- and Stock-Based Compensation" in the Compensation Discussion and Analysis section of this proxy statement.

(5)
The amounts in "All Other Compensation" for 2015 include amounts paid or reimbursed for the following:

Name	Auto Allowance and Expenses ($)	401(k) Plan Contributions ($)	Relocation Expenses ($)	Life and Disability Insurance Premiums ($)	Annual Physical Exam ($)	Tax Preparation ($)	Cash Severance	Total ($)
Julia A. Stewart	21,910	13,250	—	3,693	3,980	11,778	—	54,611
Thomas W. Emrey	11,047	13,250	—	3,273	—	—	—	27,570
Darren M. Rebelez	8,637	13,250	46,941	1,909	—	—	—	70,737
Bryan R. Adel	14,270	13,250	—	3,273	2,400	80	—	33,273
John B. Jakubek	16,551	13,250	—	3,273	1,008	—	—	34,082
Steven R. Layt	9,372	12,115	—	2,454	—	—	796,177	820,118
(6)
Mr. Rebelez commenced employment with the Corporation as President, IHOP Business Unit on May 4, 2015.

(7)
Represents Mr. Rebelez's sign-on bonus.

(8)
Includes the sign-on RSAs awarded to Mr. Rebelez valued at $2,300,015.

(9)
Mr. Layt first became an NEO in 2014 and separated from the Corporation on September 4, 2015. Mr. Layt forfeited his annual cash incentive award and his 2015 RSAs. In addition, Mr. Layt forfeited his 2015 stock option award with the exception of one-third of the award which was scheduled to vest within 12 months of his separation.

Grants of Plan-Based Awards in 2015

The following table provides information with respect to the plan-based awards granted by the Compensation Committee to the NEOs in 2015. Plan-based awards include annual incentive plan awards under the Corporation's 2015 Annual Incentive Plan ("AIP"), RSAs and NQOs and cash LTIP awards under the 2011 Stock Incentive Plan.

For additional information on the performance objectives and determination of threshold, target and maximum payouts for these awards, see the section entitled "Performance- and Stock-Based Compensation" in the Compensation Discussion and Analysis section of this proxy statement. For the actual amounts earned under the AIP awards, see the Summary Compensation Table in this proxy statement.

						All Other Stock Awards: Number of Shares or Stock Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name / Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)
Julia A. Stewart
AIP	—	—	550,000	1,100,000	2,200,000	—	—	—	—
LTIP	—	—	660,000	1,320,000	2,640,000	—	—	—	—
RSA	2/24/2015	2/23/2015	—	—	—	11,608	—	—	1,320,062
NQO	2/24/2015	2/23/2015	—	—	—	—	46,306	113.72	1,360,007
Thomas W. Emrey
AIP	—	—	192,122	384,244	768,488	—	—	—	—
LTIP	—	—	136,125	272,250	544,500	—	—	—	—
RSA	2/24/2015	2/23/2015	—	—	—	2,395	—	—	272,359
NQO	2/24/2015	2/23/2015	—	—	—	—	9,551	113.72	280,513
Darren M. Rebelez
AIP	—	—	215,625	431,250	862,500	—	—	—	—
LTIP(5)	—	—	150,000	300,000	600,000	—	—	—	—
LTIP	—	—	148,500	297,000	594,000	—	—	—	—
RSA	5/15/2015	4/9/2015	—	—	—	3,100	—	—	297,011
RSA(6)	5/15/2015	4/9/2015	—	—	—	24,006	—	—	2,300,015
NQO	5/15/2015	4/9/2015	—	—	—	—	16,303	95.81	306,007
Bryan R. Adel
AIP	—	—	127,013	254,025	508,050	—	—	—	—
LTIP	—	—	74,250	148,500	297,000	—	—	—	—
RSA	2/24/2015	2/23/2015	—	—	—	1,306	—	—	148,518
NQO	2/24/2015	2/23/2015	—	—	—	—	5,210	113.72	153,018
John B. Jakubek
AIP	—	—	116,127	232,254	464,508	—	—	—	—
LTIP	—	—	90,750	181,500	363,000	—	—	—	—
RSA	2/24/2015	2/23/2015	—	—	—	1,597	—	—	181,611
NQO	2/24/2015	2/23/2015	—	—	—	—	6,368	113.72	187,028
Steven R. Layt(7)
AIP	—	—	187,500	375,000	750,000	—	—	—	—
LTIP	—	—	148,500	297,000	594,000	—	—	—	—
RSA	2/24/2015	2/23/2015	—	—	—	2,612	—	—	297,037
NQO	2/24/2015	2/23/2015	—	—	—	—	10,419	113.72	306,006

(1)
Please see the section entitled "Performance- and Stock-Based Compensation" in the Compensation Discussion and Analysis section of this proxy statement for additional information regarding the AIP and cash LTIP.

(2)
Except where noted, RSAs reflected in this table cliff vest in full on the third anniversary of the date of grant.

(3)
NQOs reflected in this table vest and become exercisable as to one-third of the shares subject to the NQO on each of the first, second and third anniversaries of the date of grant.

(4)
The amounts in this column include the aggregate grant date fair value related to RSAs and NQO awards granted computed in accordance with FASB ASC Topic 718. See Note 13 to Consolidated Financial Statements in the Corporation's annual report on Form 10-K for the year ended

  December 31, 2015 for information regarding assumptions underlying the valuation of equity awards.

(5)
Mr. Rebelez received a cash LTIP award for the 2014-2016 performance cycle upon his hire as President, IHOP Business Unit.

(6)
Awarded as a sign-on grant upon Mr. Rebelez's hire and vests as to one-fourth of the shares on each of the first, second, third and fourth anniversaries of the date of grant.

(7)
In connection with his separation from the Corporation effective as of September 4, 2015, Mr. Layt forfeited his annual cash incentive award and his 2015 RSAs. In addition, Mr. Layt forfeited his 2015 stock option award with the exception of one-third of the award which was scheduled to vest within 12 months of his separation. Mr. Layt's cash LTIP award will be prorated based on his participation in the performance period and payment, if any, will be made upon completion of the performance cycle based on actual performance.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table provides summary information regarding the outstanding equity awards for the Corporation's NEOs at December 31, 2015.

	Option Awards					Stock Awards
						Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
	Number of Securities Underlying Unexercised Options
				Option Exercise Price ($)	Option Expiration Date
Name	Exercisable (#)	Unexercisable (#)
Julia A. Stewart	59,081	—		56.42	03/01/2021	14,610	(2)	1,237,029
	44,146	—		52.37	02/28/2022	14,969	(3)	1,267,425
	20,150	10,074	(4)	72.28	02/26/2023	11,608	(5)	982,849
	15,521	31,042	(6)	81.57	02/25/2024
	—	46,306	(7)	113.72	02/24/2025
Thomas W. Emrey	30,000	—		38.70	09/12/2021	3,767	(2)	318,952
	10,669	—		52.37	02/28/2022	3,540	(3)	299,732
	5,195	2,597	(4)	72.28	02/26/2023	2,395	(5)	202,785
	3,671	7,341	(6)	81.57	02/25/2024
	—	9,551	(7)	113.72	02/24/2025
Darren M. Rebelez	—	16,303	(8)	95.81	05/15/2025	24,006	(9)	2,032,588
						3,100	(10)	262,477
Bryan R. Adel	5,000	—		30.67	08/13/2020	2,283	(2)	193,302
	10,488	—		57.21	02/28/2021	2,124	(3)	179,839
	6,990	—		52.37	02/28/2022	1,306	(5)	110,579
	3,149	1,574	(4)	72.28	02/26/2023
	2,203	4,404	(6)	81.57	02/25/2024
	—	5,210	(7)	113.72	02/24/2025
John B. Jakubek	15,000	—		47.90	03/31/2018	2,397	(2)	202,954
	18,500	—		5.55	02/23/2019	2,226	(3)	188,475
	16,838	—		28.21	02/22/2020	1,597	(5)	135,218
	10,488	—		57.21	02/28/2021
	6,990	—		52.37	02/28/2022
	3,306	1,653	(4)	72.28	02/26/2023
	2,308	4,614	(6)	81.57	02/25/2024
	—	6,368	(7)	113.72	02/24/2025
Steven R. Layt	3,473	—		113.72	09/04/2017

(1)
Per share value of stock awards is $84.67 based on the closing price of the Common Stock on the NYSE on December 31, 2015.

(2)
These RSAs vested in full on February 26, 2016.

(3)
These RSAs will vest in full on February 25, 2017.

(4)
These options became exercisable on February 26, 2016.

(5)
These RSAs will vest in full on February 24, 2018.

(6)
These options will become exercisable as to one-half on each of February 25, 2016 and 2017.

(7)
These options will become exercisable as to one-third on each of February 24, 2016, 2017 and 2018.

(8)
These options will become exercisable as to one-third on each of May 15, 2016, 2017 and 2018.

(9)
These RSAs vest in full as to one fourth each on May 15, 2016, 2017, 2018 and 2019.

(10)
These RSAs vest in full on May 15, 2017.

Option Exercises and Stock Vested

The following table provides information on stock option exercises and vesting of stock awards by the NEOs during the fiscal year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Julia A. Stewart	168,000	10,521,938	14,322	1,554,367	(4)
Thomas W. Emrey	—	—	3,461	375,622	(4)
Darren M. Rebelez	—	—	—	—
Bryan R. Adel	—	—	2,268	246,146	(4)
John B. Jakubek	—	—	2,268	246,146	(4)
Steven R. Layt	16,794	450,376	6,756	701,070	(5)

(1)
Represents the difference between the market value of the stock on the exercise date and the exercise price times the number of NQOs exercised.

(2)
Represents the lapsing of restrictions on and the release of RSAs granted to the NEO.

(3)
Represents the product of the number of shares vested and the closing price of the Corporation's Common Stock on the NYSE on the vesting date.

(4)
Value realized is based on a closing price of $108.53 per share on the February 27, 2015 vesting date.

(5)
Value realized is based on a closing price of $105.96 per share on the January 9, 2015 vesting date for 5,500 shares and a closing price of $94.18 per share on the September 3, 2015 vesting date for 1,256 shares.

Nonqualified Deferred Compensation

Pursuant to the Deferred Compensation Plan, certain highly compensated employees can elect to defer up to 80% of their base salary, 100% of annual cash incentive and 100% of long-term incentive plan distributions instead of receiving these amounts as payments taxable in the year of receipt.

Under the Deferred Compensation Plan, participants may designate select investment options approved by the Compensation Committee administering the Deferred Compensation Plan in which the deferred compensation payments are deemed to be invested. These investment options are not publicly traded and are only available through variable insurance products. Participants have no ownership interest in the investment options they select, as the investment options are used principally to measure gains or losses. Amounts are credited or debited to participant's account balance in accordance with deferral elections made by the participant. There is no guaranteed investment return on any deferred payment amounts.

The unfunded, nonqualified plan structure of the Deferred Compensation Plan is required in order to preserve the beneficial tax deferral treatment for the participants. Amounts in a participant's deferral account represent unsecured claims against the Corporation's assets.

Deferred amounts together with any credited investment returns are paid out to participants in accordance with their advance written election either in a lump sum or annual installment payments commencing on the applicable benefit distribution date selected by the participant.

None of our NEOs made any contributions to or withdrawals from the Deferred Compensation Plan during 2015. The following table provides information regarding aggregate interest or other earnings accrued during 2015 and the aggregate account balance at 2015 fiscal year end.

Name	Executive Contributions in FY 2015 ($)	Aggregate Earnings (loss) in FY 2015 ($)	Aggregate Withdrawals/ Distributions in FY 2015 ($)	Aggregate Balance at FYE 2015 ($)
Julia A. Stewart	—	(50,477)	—	283,187
Thomas W. Emrey	—	—	—	—
Darren M. Rebelez	—	—	—	—
Bryan R. Adel	—	—	—	—
John B. Jakubek	—	(5,182)	—	140,742
Steven R. Layt	—	—	—	—

Employment Agreements

The employment agreements for Ms. Stewart and Messrs. Emrey and Rebelez and the employment offer letters and Amended and Restated Executive Severance and Change in Control Policy for Messrs. Adel and Jakubek provide for severance benefits in the event of termination by the Corporation without "cause," termination by the executive for "good reason" either prior to or following a "change in control," termination upon a change in control only, termination due to death and termination due to disability.

Employment Agreement with Julia A. Stewart

The employment agreement between Ms. Stewart and the Corporation provides that in the event of termination by the Corporation without "cause" or by Ms. Stewart for "good reason" prior to a "change in control," she will be entitled to the following benefits:

  •
  a lump sum payment equal to two times the sum of her annual base salary, plus the average of her actual bonus attributable to the prior three years;

  •
  continued insurance coverage for a maximum of 24 months;

  •
  reimbursement of reasonable business expenses incurred through the date of termination;

  •
  full vesting of any unvested time- or service-based stock options, SARs, and any other equity-based awards as of the day immediately preceding the effective date of termination;

  •
  full vesting of any unvested equity-based awards that are subject to performance-based vesting conditions, based on actual performance during the applicable performance period through the date of termination; and

  •
  the right to exercise any vested stock options or SARs for up to 24 months.

In the event of termination by the Corporation without "cause" or by Ms. Stewart for "good reason" within 24 months following a "change in control," she will be entitled to the following benefits:

  •
  a lump sum payment equal to three times the sum of her annual base salary, plus the average of her actual bonus attributable to the prior three years;

  •
  a lump sum payment equal to her prorated bonus for the year of termination based on actual performance through the date of termination;

  •
  continued insurance coverage for a maximum of 36 months;

  •
  full vesting of any unvested stock options, SARs, and other equity-based awards;

  •
  full vesting of any unvested equity-based or long-term cash-based awards that are subject to any performance-based vesting conditions, based on actual performance; and

  •
  the right to exercise any vested stock options or SARs for up to 24 months.

Employment Agreement with Thomas W. Emrey

The employment agreement between the Corporation and Mr. Emrey provides that, in the event of termination by the Corporation without "cause" or by Mr. Emrey for "good reason" prior to a "change in control," upon executing a release of claims in favor of the Corporation, Mr. Emrey will be entitled to the following benefits:

  •
  any accrued base salary through the date of termination;

  •
  a lump sum payment equal to the sum of his annual base salary, plus the average of his actual bonus attributable to the prior three years;

  •
  continued insurance coverage for a maximum of 12 months;

  •
  full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

  •
  pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period;

  •
  the right to exercise any vested stock options or SARs for up to 24 months; and

  •
  up to $10,000 in outplacement assistance.

The employment agreement with Mr. Emrey also provides that, in the event of termination by the Corporation without "cause" or by Mr. Emrey for "good reason" within 24 months following a "change in control," upon executing a release of claims in favor of the Corporation, Mr. Emrey will be entitled to the following benefits:

  •
  a lump sum payment equal to two times the sum of his base salary, plus the average of his actual bonus attributable to the prior three years;

  •
  a lump sum payment equal to his prorated bonus for the year of termination based on actual performance through the date of termination;

  •
  continued insurance coverage for a maximum of 24 months;

  •
  full vesting of any unvested stock options, SARs, and other equity-based awards;

  •
  full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance; and

  •
  the right to exercise any vested stock options or SARs for up to 24 months.

Employment Agreement with Darren M. Rebelez

The employment agreement between the Corporation and Mr. Rebelez provides that, in the event of termination by the Corporation without "cause" or by Mr. Rebelez for "good reason" prior to a "change in control," upon executing a release of claims in favor of the Corporation, Mr. Rebelez will be entitled to the following benefits:

  •
  any accrued base salary through the date of termination;

  •
  a lump sum payment equal to the sum of his annual base salary, plus the average of his actual bonus attributable to the prior one, two or three years, depending on Mr. Rebelez's length of service;

  •
  continued insurance coverage for a maximum of 12 months;

  •
  full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination so long as such awards are not considered by the Corporation to be granted in connection with the commencement of Mr. Rebelez's employment;

  •
  full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination for awards that are considered by the Corporation to be granted in connection with the commencement of Mr. Rebelez's employment so long as termination occurs following the second anniversary of Mr. Rebelez's start date;

  •
  pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period;

  •
  the right to exercise any vested stock options or SARs for up to 24 months; and

  •
  up to $10,000 in outplacement assistance.

The employment agreement with Mr. Rebelez also provides that, in the event of termination by the Corporation without "cause" or by Mr. Rebelez for "good reason" within 3 months prior or 24 months following a "change in control," upon executing a release of claims in favor of the Corporation, Messrs. Emrey and Rebelez will be entitled to the following benefits:

  •
  a lump sum payment equal to two times the sum of his base salary, plus the average of his actual bonus attributable to the prior one, two or three years depending on Mr. Rebelez's length of service;

  •
  a lump sum payment equal to his prorated bonus for the year of termination based on actual performance through the date of termination;

  •
  continued insurance coverage for a maximum of 24 months;

  •
  full vesting of any unvested stock options, SARs, and other equity-based awards;

  •
  full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance; and

  •
  the right to exercise any vested stock options or SARs for up to 24 months.

Amended and Restated Executive Severance and Change in Control Policy with Bryan R. Adel and John B. Jakubek

Pursuant to the terms of employment offer letters for Messrs. Adel and Jakubek and the Amended and Restated Executive Severance and Change in Control Policy, if the executive's employment is involuntarily terminated by the Corporation without "cause" prior to a "change in control," upon executing a release of claims in favor of the Corporation, the executive will be entitled to the following benefits:

  •
  an amount equal to 12 months' base salary, plus pro rata bonus; and

  •
  up to $5,000 in outplacement assistance.

The Amended and Restated Executive Severance and Change in Control Policy also provides that in the event the executive's employment is involuntarily terminated by the Corporation without "cause" within 24 months following a "change in control" or the executive's employment is voluntarily terminated for "good reason" within 24 months following a "change in control," upon executing a release of claims in favor of the Corporation, the executive will be entitled to the following benefits:

  •
  an amount equal to 24 months' base salary, plus the greater of the target bonus for the year in which the termination takes place or the average of the executive's actual bonus attributable to the prior three years;

  •
  full vesting of any unvested stock options, restricted stock, other unvested equity awards or grants, and unvested long-term cash-based awards subject to performance-based vesting conditions, based on actual performance;

  •
  up to $5,000 in outplacement assistance; and

  •
  continued insurance coverage for a maximum of 24 months.

The employment agreements for Ms. Stewart and Messrs. Emrey, Rebelez and Layt, as well as the Amended and Restated Executive Severance and Change in Control Policy applicable to Mr. Adel and Jakubek, also provide that if any payment or benefit received by the executive would not be deductible by reason of Section 280G of the Code, then the payment or benefits will be reduced until no portion of such payment or benefits is not deductible by reason of Section 280G of the Code, provided, that no such reduction will be made unless the net after-tax benefit received by the executive after such reduction would exceed the net after-tax benefit received by the executive if no such reduction was made.

Employment Agreement and Separation Benefits for Steven R. Layt

The employment agreement between the Corporation and Mr. Layt contained substantially the same terms and conditions as the employment agreement with Mr. Emrey discussed above.

Mr. Layt became entitled to certain severance benefits under his employment agreement with the Corporation when he separated from the Corporation on September 4, 2015. Mr. Layt received $796,177 in severance-related payments consisting of his accrued base salary through the date of separation and one lump sum amount equal to the sum of his then current base salary plus the average of his actual bonus attributable to each of the preceding three fiscal years. Mr. Layt also received the reimbursement of properly documented reasonable business expenses incurred through the date of termination and the payment by the Corporation of his insurance premiums for coverage substantially similar to that provided under the Corporation's insurance plans for up to a 12-month period. In addition, Mr. Layt was entitled to (i) full vesting of any unvested stock options, SARs, and any other equity-based awards subject to service- or time- vesting conditions that would have vested during the 12-month period following his termination; (ii) pro-rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period and (iii) the right to exercise any vested stock options for up to 24 months. As a result, upon his separation from the Corporation, Mr. Layt received $118,290 in value from the accelerated vesting of RSAs and $13,239 in value from the accelerated vesting of in-the-money stock options.

Potential Payments Upon Termination or Change in Control

The information below describes and estimates certain compensation that would become payable under existing plans and arrangements assuming the NEO's employment had terminated or a "change in control" had occurred on December 31, 2015, based on the Corporation's closing stock price on December 31, 2015. These benefits are in addition to benefits available generally to salaried employees.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and the Corporation's stock price. There can be no assurance that a termination or "change in control" would produce the same or similar results as those described if occurring on another date or at another price, or if any assumption used to prepare this information is not correct in fact. Please see "Employment Agreements and Change in Control Provisions" in the Compensation Discussion and Analysis section of this proxy statement for additional information.

The following table presents payments for involuntary termination by the Corporation for reasons other than "cause" or, in the case of Ms. Stewart and Messrs. Emrey and Rebelez, voluntary termination by the participant for "good reason" prior to a "change in control."

Payments	Stewart	Emrey	Rebelez	Adel	Jakubek
Cash Severance	$5,432,367	$1,012,193	$1,236,538	$796,039	$727,816
Pro-Rata Bonus Payment	—	—	—	372,664	340,726
Time-Vested NQO Spread Value	221,055	43,560	—	—	—
Time-Vested RSA Value	3,487,303	318,952	—	—	—
Cash LTIP Value	—	168,630	87,600	—	—
Welfare Benefit Value	42,385	17,809	18,143	—	—
Outplacement	—	10,000	10,000	5,000	5,000
Aggregate Payments	$9,183,110	$1,571,143	$1,352,280	$1,173,704	$1,073,542

The following table presents payments for involuntary termination by the Corporation for reasons other than "cause" or, in the case of Ms. Stewart and Messrs. Emrey and Rebelez, voluntary termination by the participant for "good reason" following a "change in control" ("CIC"):

Payments	Stewart	Emrey	Rebelez	Adel	Jakubek
Cash Severance	$8,148,550	$2,024,385	$1,811,538	$1,175,342	$1,070,965
Pro-Rata Bonus Payment	2,016,850	563,701	661,538	372,664	340,726
Time-Vested NQO Spread Value Due to CIC	221,055	54,939	—	33,160	34,786
Time-Vested RSA Value Due to CIC	3,487,303	821,468	2,295,065	483,720	526,647
Cash LTIP Value Due to CIC	1,069,596	252,945	262,800	151,767	158,994
Welfare Benefit Value	63,578	35,617	36,285	37,618	26,611
Outplacement	—	10,000	10,000	5,000	5,000
Severance Reduction (Due to Alternative Cap)	—	—	—	—	—
Aggregate Payments	$15,006,932	$3,763,056	$5,077,225	$2,259,271	$2,163,730

The following table presents payments upon a "change in control" only and no termination of employment.

Payments	Stewart	Emrey	Rebelez	Adel	Jakubek
Time-Vested NQO Spread Value Due to CIC	$221,055	$54,939	—	$33,160	$34,786
Time-Vested RSA Value Due to CIC	3,487,303	821,468	$2,295,065	483,720	526,647
Cash LTIP Value Due to CIC	1,069,596	252,945	262,800	151,767	158,994
Aggregate Payments	$4,777,955	$1,129,352	$2,557,865	$668,647	$720,428

The following table presents payments upon termination of employment due to disability or death.

Payments	Stewart	Emrey	Rebelez	Adel	Jakubek
Pro-Rata Bonus Payment	$2,016,850	$563,701	$661,538	$372,664	$340,726
Time-Vested NQO Spread Value Due to Death or Disability	221,055	54,939	—	33,160	34,786
Time-Vested RSA Value Due to Death or Disability	3,487,303	821,468	2,295,065	483,720	526,647
Cash LTIP Value Due Death or Disability	713,064	168,630	87,600	101,178	105,996
Aggregate Payments	$6,438,272	$1,608,738	$3,044,203	$990,722	$1,008,155

Securities Authorized for Issuance Under Equity Compensation Plans

During 2015, the Corporation issued equity securities pursuant to the 2011 Stock Incentive Plan.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($) /Share	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity Compensation Plans approved by security holders(1)	504,462	69.99	803,357
Equity Compensation Plans not approved by security holders	—	—	—

Total	504,462	69.99	803,357

(1)
As of March 11, 2016, the Corporation had 724,282 NQOs outstanding, with a weighted average exercise price of $79.64 and a weighted average remaining term of 7.86 years, and 270,718 RSAs and 33,049 RSUs outstanding that were equity classified. On March 11, 2016 there were 472,101 shares available for grant under the 2011 Stock Incentive Plan and we expect to issue no more than 10,000 shares under the 2011 Stock Incentive Plan between March 11, 2016 and the date of the Annual Meeting. If stockholders approve the DineEquity, Inc. 2016 Stock Incentive Plan ("2016 Stock Incentive Plan"), no further grants will be made under the 2011 Stock Incentive Plan.

The number of securities remaining available for future issuance represents shares under the 2011 Stock Incentive Plan.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As of December 31, 2015, the members of the Compensation Committee of the Board of Directors were Patrick W. Rose (Chairman), Daniel J. Brestle, Caroline W. Nahas and Stephen P. Joyce. None of the Corporation's executive officers or directors served on the board of directors of any entities whose directors or officers served on the Compensation Committee of the Board of Directors. No current or past executive officers of the Corporation serve on the Compensation Committee.

EXECUTIVE OFFICERS OF THE CORPORATION

General.    The following table sets forth certain information with respect to each person who is currently an executive officer of the Corporation:

Name	Age	Position and Offices with the Corporation
Julia A. Stewart	60	Chairman of the Board and Chief Executive Officer and Interim President, Applebee's Business Unit
Thomas W. Emrey	53	Chief Financial Officer
Darren M. Rebelez	50	President, IHOP Business Unit
Daniel del Olmo	41	President, International
Bryan R. Adel	53	Senior Vice President, Legal, General Counsel and Secretary
John B. Jakubek	63	Senior Vice President, Human Resources
Greggory W. Kalvin	56	Senior Vice President, Corporate Controller

Executive officers of the Corporation are appointed by, and serve at the discretion of, the Board of Directors.

Biographical information for Ms. Stewart is provided in the section entitled "Proposal One: Election of Four Class I Directors." Certain biographical information for the other executive officers is set forth below.

Mr. Emrey was appointed to the position of Chief Financial Officer of the Corporation in September 2011. Mr. Emrey served as executive vice president and chief operating officer of Universal Studios Home Entertainment ("USHE"), a home video distributor and subsidiary of NBCUniversal, from 2007 to September 2011. Mr. Emrey joined USHE as chief financial officer in 2003, where he was responsible for the division's day-to-day financial operations and the business' supply chain functions. Previously, Mr. Emrey held a number of senior finance positions at Nestlé USA, including vice president of finance of its Pet Care division.

Mr. Rebelez was appointed to the position of President, IHOP Business Unit in May 2015. Mr. Rebelez served as executive vice president and chief operating officer for 7-Eleven, Inc., a convenience store chain, from July 2007 to October 2014. Previously, Mr. Rebelez held executive level positions with ExxonMobil's Fuels Marketing Company. Mr. Rebelez has served as a director of Torchmark Corporation since February 2010.

Mr. del Olmo was appointed to the position of President, International of the Corporation in February 2015. Mr. del Olmo served as Senior Vice President, International of the Corporation from December 2013 to February 2015. Previously, Mr. del Olmo served as senior vice president and managing director at Wyndham Hotel Group for Wyndham Worldwide, a hotel company, from May 2011 to December 2013 and brand senior vice president, TRYP by Wyndham from April 2010 to December 2013. Mr. del Olmo also served in various senior management positions while at Wyndham including senior vice president, chief performance officer, vice president, global strategy and innovation, and vice president, international marketing and strategy from December 2002 to April 2010. Prior to joining Wyndham, Mr. del Olmo served in various international marketing positions at Amadeus Global Travel Distribution and Melia Hotels International.

Mr. Adel was appointed to the position of Senior Vice President, Legal, General Counsel and Secretary of the Corporation in August 2010. Mr. Adel served as senior vice president, general counsel and corporate secretary for Viant Holdings, Inc., a provider of healthcare payment solutions, from July 2007 to March 2010. Mr. Adel also spent over ten years at McDonald's Corporation in various legal and business roles. Mr. Adel served on the board of directors of Chipotle Mexican Grill, Inc. from January 2001 to February 2003.

Mr. Jakubek was appointed to the position of Senior Vice President, Human Resources of the Corporation in March 2008. Prior to joining the Corporation, Mr. Jakubek served as senior vice president of human resources for Oakwood Worldwide, Inc. from November 2006 to March 2008. Mr. Jakubek also held the position of vice president human resources for several divisions of ConAgra Foods, Inc. from February 2001 to July 2006.

Mr. Kalvin was appointed to the position of Senior Vice President, Corporate Controller of the Corporation in November 2009. Mr. Kalvin served as Vice President, Corporate Controller of the Corporation from July 2007 to November 2009 and Acting Chief Financial Officer of the Corporation from September 2008 to February 2009. Previously, Mr. Kalvin served as Chief Accounting Officer of j2 Global Communications, Inc. from 2003 to 2007.

Employment Agreements.    The information in the section of this proxy statement entitled "Executive Compensation" under "Compensation Discussion and Analysis—Employment Agreements and Change in Control Provisions" and "Potential Payments Upon Termination or Change in Control" is incorporated herein by reference.

 AUDIT-RELATED MATTERS

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Board of Directors has determined that:

  •
  each Audit and Finance Committee member is "independent" under the corporate governance listing standards of the NYSE and is "financially literate," as defined by the NYSE;

  •
  the Audit and Finance Committee satisfies the "financial management expertise" standard, as required by the NYSE; and

  •
  Richard J. Dahl, Chairman of the Audit and Finance Committee, is an "audit committee financial expert," as defined by the SEC.

Management is responsible for the preparation of financial statements and the financial reporting process, including the system of internal controls over financial reporting. Ernst & Young LLP ("Ernst & Young"), the Corporation's independent auditor, is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit and Finance Committee is responsible for assisting the Board of Directors in monitoring:

  •
  the integrity of the Corporation's financial statements;

  •
  the Corporation's compliance with legal and regulatory requirements;

  •
  the Corporation's independent auditor's qualifications and independence; and

  •
  the performance of the Corporation's independent auditor and the Corporation's internal audit function.

It is the Audit and Finance Committee's policy to review and approve in advance all proposed audit and non-audit services to be provided by the Corporation's independent auditor.

During 2015, the Audit and Finance Committee met seven times and held separate discussions with management, the Corporation's internal auditors and Ernst & Young. The Audit and Finance Committee reviewed and discussed the Corporation's interim financial information contained in each quarterly earnings announcement with the Corporation's Chief Executive Officer, Chief Financial Officer, General Counsel, Corporate Controller and Ernst & Young prior to public release. The Audit and Finance Committee reviewed the Corporation's quarterly financial statements with management and Ernst & Young.

Management has represented to the Audit and Finance Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit and Finance Committee reviewed and discussed with management and Ernst & Young the Corporation's fiscal year ending December 31, 2015 annual consolidated financial statements. The Audit and Finance Committee has also discussed the following with Ernst & Young:

  •
  the matters required to be discussed under Auditing Standard No. 16, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board (United States) which include, among other items, matters related to the conduct of the audit of the Corporation's annual consolidated financial statements;

  •
  the critical accounting policies and practices used in the preparation of the Corporation's annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that Ernst & Young discussed with management, the ramifications of using such alternative treatments, and the treatment preferred by Ernst & Young; and

  •
  other written communications between Ernst & Young and management.

In addition, the Audit and Finance Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young's communications concerning independence, and has discussed with Ernst & Young the firm's independence from the Corporation and management, including all relationships between Ernst & Young and the Corporation.

The Audit and Finance Committee has considered whether the provision of non-audit services by Ernst & Young in the fiscal year ending December 31, 2015 is compatible with maintaining the auditors' independence and determined that the provision of non-audit services by Ernst & Young is not incompatible with maintaining the auditors' independence. The Audit and Finance Committee discussed with the Corporation's internal auditors, Ernst & Young and management the overall scope and plans for their respective audits. The Audit and Finance Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their respective audits, the evaluations of the Corporation's internal controls over financial reporting, and the overall quality of the Corporation's financial reporting. The Audit and Finance Committee also discussed with Ernst & Young whether there were any audit problems or difficulties, and management's response. In addition, the Audit and Finance Committee monitored the Corporation's compliance activities relating to the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions described above, the Audit and Finance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ending December 31, 2015, for filing with the SEC.

The Audit and Finance Committee also selected Ernst & Young as the Corporation's independent auditor for the fiscal year ending December 31, 2016. The Board of Directors is recommending that stockholders ratify this appointment at the Annual Meeting.

THIS REPORT IS SUBMITTED BY THE
AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

Richard J. Dahl (Chairman)
Howard M. Berk
Larry A. Kay
Douglas M. Pasquale

Independent Auditor Fees

The following table sets forth information concerning Ernst & Young's fees for the fiscal years ended December 31, 2015 and 2014. All of the fees shown in the table were approved by the Audit and Finance Committee in conformity with its pre-approval process.

Type of Fee	2015	2014
Audit Fees	$1,423,033	$1,458,016	(1)
Audit-Related Fees	—	22,183
Tax Fees	140,460	196,636
All Other Fees	1,995	200,343

Total	$1,565,488	$1,877,178

(1)
Includes a one-time comfort letter fee of $225,000 incurred in connection with the Corporation's 2014 securitization refinancing transaction.

Audit Fees comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Corporation's annual financial statements (including services incurred in rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Audit fees also include fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees comprise fees for services that are reasonably related to the performance of the audit or review of the Corporation's financial statements, including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and review of retirement and other benefit-related programs.

Tax Fees comprise fees for tax compliance, tax planning, and tax advice, including the provision of such services in connection with business acquisition and divestiture activities.

All Other Fees consists of fees relating to other non-audit and non-tax services.

Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The Audit and Finance Committee reviews and, as appropriate, approves in advance the independent auditor's annual engagement letter, including the proposed fees contained therein. The Audit and Finance Committee also reviews all audit and permitted non-audit engagements and relationships between the Corporation and its independent auditor, and approves in advance all of the fees related thereto. These services may include audit services, audit-related services, tax services, and other specifically designated non-audit services.

MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL ONE: ELECTION OF FOUR CLASS I DIRECTORS

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has designated the four nominees listed below for election as Class I directors of the Corporation to serve for a term of three years that will expire at the Corporation's 2019 annual meeting of stockholders. The Board of Directors has also designated Ms. Julia A. Stewart to continue to serve as the Chairman of the Board of Directors and Richard J. Dahl to serve as the independent Lead Director.

No stockholder recommended any candidates to stand for election to the Board of Directors at the Annual Meeting. Your proxy will be voted as specified thereon or, if no instructions are given, for the Board of Directors nominees; however, the persons designated to vote proxies reserve full discretion to vote the shares represented by the proxies for the election of the remaining nominees and any substitute nominee or nominees designated by the Board of Directors in the event the nominee who would otherwise receive the votes is unavailable or unable to serve as a candidate for election as a director. The Board of Directors has no reason to believe that any of the nominees, each of whom currently serves on the Board of Directors, will be unavailable or unable to serve if elected.

The Board of Directors believes that each of the director nominees and continuing directors is well qualified to serve on the Board of Directors, and each of the nominees brings his or her particular business, industry and financial experience and expertise to the Board of Directors. The Board of Directors believes that the backgrounds and qualifications of all of the directors, considered as a group, provide a complementary blend of experience, knowledge and abilities.

Director Nominees

The following paragraphs give the name and age of each director nominee, as well as each nominee's business experience over the last five years or more. Immediately following the description of each nominee's business experience is a description of the particular experience, skills and qualifications that were instrumental in the Nominating and Corporate Governance Committee's determination that the nominee should serve as a director of the Corporation.

Class I Directors—Terms to Expire in 2019

Howard M. Berk (age 51).    Mr. Berk has served on the Corporation's Board of Directors since February 2009. Since 2002, Mr. Berk has been a partner at MSD Capital, L.P., a private investment firm. From 1998 to 2002, Mr. Berk was managing director of TG Capital Corp., an investment group that manages the capital of a single family and acquires and invests in both public and private companies. From 1995 to 1998, Mr. Berk was with The Stenbeck Group, acquiring and managing businesses in multiple countries. Prior to that, he was with Goldman, Sachs & Co., where he worked in the principal investment area, as well as the mergers and acquisitions department. Mr. Berk's qualifications to sit on the Corporation's Board of Directors include his experience in dealing with public company boards of directors from a public investor perspective and his experience in finance and managing and investing private capital.

Daniel J. Brestle (age 70).    Mr. Brestle has served on the Corporation's Board of Directors since July 2009. Mr. Brestle has served as a Senior Advisor to GF Capital Management & Advisors, LLC, a private equity and real estate investment company, since 2009. Previously, Mr. Brestle served as vice chairman and president of Estee Lauder Companies Inc. North America, a manufacturer and marketer of cosmetics products. Mr. Brestle held this position until he retired in June 2009 after spending more than 30 years in leadership positions within the Estee Lauder organization and its family of brands. During his tenure, he held numerous positions including chief operating officer and group president of Estee Lauder's high growth specialty brands. Prior to these positions, he was president of the Estee Lauder, Clinique and Prescriptives brands. Prior to Estee Lauder, Mr. Brestle held various positions of increasing responsibility in distribution, manufacturing and operations at Johnson & Johnson and served in the United States Air Force. Mr. Brestle served on the board of directors of Abercrombie & Fitch from 2005 to 2007. Mr. Brestle's qualifications to sit on the Corporation's Board of Directors include his experience in senior management at a multi-national consumer products public company, including experience in operations, manufacturing, marketing and brand-building, and his experience on the boards of directors of public companies.

Caroline W. Nahas (age 67).    Ms. Nahas has served on the Corporation's Board of Directors since 1992. She has served as Vice Chair of Korn/Ferry International, an executive recruiting firm, since January 2015. From May 1998 to January 2015, she held the position of managing director, Southern California or similar positions, at Korn/Ferry International. She also served as a member of the executive committee of Korn/Ferry International from December 1995 until August 1998. Ms. Nahas is the former chairman of the board of directors and currently serves on the executive committee of the United Way of Greater Los Angeles. Ms. Nahas is also an executive committee member of the UCLA Anderson School of Management-Board of Visitors. She previously served as a director of the Los Angeles Chamber of Commerce and Town Hall Los Angeles. Ms. Nahas' qualifications to sit on the Corporation's Board of Directors include her experience in a senior executive position with a professional services firm, her expertise in executive recruiting, human resources and compensation matters, and her experience on for-profit and not-for-profit boards of directors.

Gilbert T. Ray (age 71).    Mr. Ray has served on the Corporation's Board of Directors since 2004. He retired as a partner of the law firm of O'Melveny & Myers LLP in 2000. Mr. Ray practiced corporate law and has extensive experience with conventional corporate and tax exempt transactions, as well as international finance. He served as counsel in connection with numerous securities offerings, acquisitions, dispositions and mergers. In addition, Mr. Ray has been a member of the board of directors of DiamondRock Hospitality Company since 2004. He formerly served on the board of directors of three other publicly-traded companies. Mr. Ray is also a trustee of the Seasons Series Trust, the SunAmerica SeriesTrust and The John Randolph Haynes and Dora Haynes Foundation. Mr. Ray's qualifications to sit on the Corporation's Board of Directors include his years of extensive experience in the legal industry as an advisor, his valuable insights with respect to compensation and corporate governance matters and his perspective in board deliberations drawing from lessons learned from his service on the boards of directors of public and private companies and non-profit organizations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE DIRECTOR NOMINEES.

Continuing Directors

Class II Directors—Terms to Expire in 2017

Larry A. Kay (age 69).    Mr. Kay has served on the Corporation's Board of Directors since 1987, before the Corporation went public. Mr. Kay served as the Lead Director of the Board of Directors of the Corporation from May 2006 to December 2009. He served as Chairman of the Board of Directors of the Corporation from January 2003 to May 2006. From 1978 to 1993, Mr. Kay was employed by the Corporation in a variety of capacities, including general counsel and executive vice president—administration. Mr. Kay has served as chief executive officer and managing member of BSG Technologies, LLC, a sound technology licensing company, since 2008. Mr. Kay was a private consultant and investor from 1994 to 2008. He serves as a director of Design Center Solutions, Inc. dba Bridgeway Media Group and is an honorary member of the board of directors of the New Century Chamber Orchestra. Mr. Kay's qualifications to sit on the Corporation's Board of Directors include his prior experience as the Corporation's Chairman and Lead Director, his experience as a consultant and private investor, his prior experience in senior management of the Corporation and his service on the boards of directors of private companies and non-profit organizations.

Douglas M. Pasquale (age 61).    Mr. Pasquale has served on the Corporation's Board of Directors since March 2013. He has served as chief executive officer of Capstone Enterprises Corporation, an investment and consulting firm, since January 2012. Mr. Pasquale served as senior advisor to the chairman and chief executive officer of Ventas, Inc., a publicly-traded real estate investment trust, from July 2011 to December 2011 upon its acquisition of Nationwide Health Properties, Inc., a real estate investment trust. Prior to the acquisition of Nationwide Health Properties by Ventas, Mr. Pasquale served as Nationwide Health Properties' chairman of the board of directors from May 2009 to July 2011, president and chief executive officer from April 2004 to July 2011 and executive vice president and chief operating officer from November 2003 to April 2004. He also served as a director of Nationwide Health Properties from November 2003 to July 2011. He has served on the board of directors of Ventas since July 2011, Alexander & Baldwin, Inc. since April 2005, Terreno Realty Corporation since February 2010 and Sunstone Hotel Investors, Inc. since November 2011. Mr. Pasquale's qualifications to sit on the Corporation's Board of Directors include his prior experience in senior executive positions at public and private companies, his experience in management, accounting, finance, mergers, acquisitions and strategic planning, and his service on the boards of directors of public and private companies.

Julia A. Stewart (age 60).    Ms. Stewart serves as Chairman and Chief Executive Officer of the Corporation and has served as Interim President, Applebee's Business Unit since September 2015. Ms. Stewart served as Interim President, IHOP Business Unit from August 2012 to May 2015. She has served on the Corporation's Board of Directors since December 2001 and became Chairman in May 2006. She has served as the Corporation's Chief Executive Officer and President since May 2002 and served as the Corporation's President and Chief Operating Officer from December 2001 until May 2002. Ms. Stewart served as President, Domestic Division, of Applebee's International, Inc. from October 1998 to August 2001. Ms. Stewart has served on the board of directors of Avery Dennison Corporation since January 2003. She is the chairman of the board of the Children's Bureau of Southern California, a non-profit organization. Ms. Stewart's qualifications to sit on the Corporation's Board of Directors include her experience as the Corporation's Chairman and Chief Executive Officer, her extensive experience in the restaurant industry and her experience on the boards of directors of public companies and non-profit organizations.

Class III Directors—Terms to Expire in 2018

Richard J. Dahl (age 64).    Mr. Dahl has served on the Corporation's Board of Directors since February 2004 and currently serves as the Corporation's Lead Director, a position he has held since January 2010. Since August 2010, Mr. Dahl has served as the chairman of the board of directors and as the president and chief executive officer of the James Campbell Company LLC, a nationally diversified real estate company. He has been a member of the boards of directors of IDACORP, Inc. and its principal subsidiary, Idaho Power Company, since 2008. He served as a member of the board of directors of International Rectifier Corporation from February 2008 to January 2015 and as chairman of the board from May 2008 to January 2015. Mr. Dahl also served on the board of directors and as president and chief operating officer of Dole Food Company, Inc. from July 2004 to July 2007. Mr. Dahl's qualifications to sit on the Corporation's Board of Directors include his experience in senior management of public and private companies, including service as chairman, president, chief executive officer, chief operating officer and chief financial officer, his experience on the boards of directors of public companies, including service as chairman of the audit committees of two public companies, including his service on the Corporation's Audit and Finance Committee, and his experience as a certified public accountant.

Stephen P. Joyce (age 56).    Mr. Joyce has served on the Corporation's Board of Directors since February 2012. He has served as president and chief executive officer of Choice Hotels International, Inc., a publicly-traded lodging franchisor, since June 2008, where he has also been a director since 2008. From 1982 to 2008, Mr. Joyce was with Marriott International, Inc., where he attained the role of executive vice president, global development/owner and franchise services, in addition to holding other leadership positions. Mr. Joyce's qualifications to sit on the Corporation's Board of Directors include his experience in senior management of public companies, including service as president, chief executive officer and chief operating officer, and his experience on the boards of directors of public and private companies and not-for-profit organizations.

Patrick W. Rose (age 73).    Mr. Rose has served on the Corporation's Board of Directors since 1992. He is a private investor. Mr. Rose served as chairman of the board of directors, president and chief executive officer of Bumble Bee Seafoods, Inc. from June 1985 to August 1988. He served as chairman of the board of directors, president and chief executive officer of Van Camp Seafood, Inc., from March 1992 to August 1997. He served on the board of directors of Birds Eye Foods, Inc. from 2003 to December 2009 and chairman of the board of directors of Chart House Enterprises, Inc. from 1996 to 1997. Mr. Rose served as United States commissioner to the Inter-American Tropical Tuna Commission from 2003 to 2008. Mr. Rose's qualifications to sit on the Corporation's Board of Directors include his experience in senior management of private companies, including service as chairman, chief executive officer, president and chief operating officer, his experience in marketing and his experience on the boards of directors of public companies.

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
THE CORPORATION'S INDEPENDENT AUDITOR FOR THE 2016 FISCAL YEAR

Ernst & Young LLP served as the Corporation's independent auditor for the fiscal year ended December 31, 2015 and the Audit and Finance Committee has unanimously selected Ernst & Young LLP to serve as the Corporation's independent auditor for the fiscal year ending December 31, 2016. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Unless otherwise indicated thereon, the persons named in the Proxy will vote all proxies in favor of ratifying the appointment of Ernst & Young LLP as the Corporation's independent auditors. If stockholders do not approve this proposal, the Audit and Finance Committee will reconsider the appointment of Ernst & Young LLP as the Corporation's independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITOR FOR THE 2016 FISCAL YEAR.

 PROPOSAL THREE: APPROVAL, ON AN ADVISORY BASIS, OF
THE COMPENSATION OF THE CORPORATION'S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, the Board of Directors provides stockholders with the opportunity to cast an advisory vote on the Corporation's executive compensation. Pursuant to an advisory vote at our 2011 annual meeting, our stockholders elected to hold such "say on pay" votes on an annual basis until the next vote regarding the frequency of future say on pay votes which will occur at the 2017 annual meeting of stockholders.

The core of the Corporation's executive compensation policies and practices continues to be to pay-for-performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. The Board of Directors believes the Corporation's compensation programs and policies are strongly aligned with the long-term interests of the stockholders of the Corporation.

Stockholders are urged to read the "Compensation Discussion and Analysis" section of this proxy statement for additional details on executive compensation, including the Corporation's compensation philosophy and objectives and the 2015 compensation of the Corporation's NEOs.

The Board of Directors recommends that stockholders indicate their support for the compensation of the Corporation's NEOs and the Corporation's compensation philosophy as described in this proxy statement by approving the following resolution:

  "RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Corporation's proxy statement for the 2016 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table, other compensation tables, narrative discussion and related disclosure."

Although this say on pay vote is advisory and therefore non-binding on the Corporation, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 PROPOSAL FOUR: APPROVAL OF THE DINEEQUITY, INC. 2016 STOCK INCENTIVE PLAN

On March 15, 2016, our Board of Directors adopted the 2016 Stock Incentive Plan, subject to stockholder approval. A copy of the 2016 Stock Incentive Plan is attached to this proxy statement as Appendix B. The 2016 Stock Incentive Plan authorizes the Corporation to grant various types of stock incentive awards, including incentive stock options ("ISOs"), NQOs, SARs, RSAs, RSUs and performance-based awards. The 2016 Stock Incentive Plan also permits the Corporation to grant cash-based performance awards. The 2016 Stock Incentive Plan permits the issuance of up to 3,750,000 shares of our Common Stock.

Prior to the approval of the 2016 Stock Incentive Plan by the Board of Directors, the Corporation granted awards pursuant to the 2011 Stock Incentive Plan. Subject to stockholder approval of the 2016 Stock Incentive Plan, no further grants will be permitted under the 2011 Stock Incentive Plan. As a result of the termination of the 2011 Stock Incentive Plan, approximately 462,101 shares of our Common Stock otherwise remaining available for grant under the 2011 Stock Incentive Plan will be unused. However, awards that are outstanding under the 2011 Stock Incentive Plan will remain in effect, and any shares subject to those awards that are cancelled, forfeited or settled in cash will become available for awards under the 2016 Stock Incentive Plan.

As of March 11, 2016, the Corporation had 724,282 NQOs outstanding, with a weighted average exercise price of $79.64 and a weighted average remaining term of 7.86 years, and 270,718 RSAs and 33,049 RSUs outstanding that were equity classified. On March 11, 2016 there were 472,101 shares available for grant under the 2011 Stock Incentive Plan and we expect to issue no more than 10,000 shares under the 2011 Stock Incentive Plan between March 11, 2016 and the date of the Annual Meeting. If stockholders approve the 2016 Stock Incentive Plan, no further grants will be made under the 2011 Stock Incentive Plan.

Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the 2016 Stock Incentive Plan.

Stockholder Approval Requirement

The 2016 Stock Incentive Plan will become effective upon approval by our stockholders at the Annual Meeting. Unless and until our stockholders approve the 2016 Stock Incentive Plan, we will continue to grant awards under the terms of the 2011 Stock Incentive Plan, as approved by our stockholders on May 17, 2011, and from the shares available for issuance under the 2011 Stock Incentive Plan, without regard to the terms of the 2016 Stock Incentive Plan proposed in this Item 4. If the 2016 Stock

Incentive Plan is not approved by our stockholders, we may not continue to grant performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code under the terms of the 2011 Stock Incentive Plan.

Why the Board of Directors Believes You Should Approve the 2016 Stock Incentive Plan

The purpose of the 2016 Stock Incentive Plan is to align the interests of the Corporation's stockholders and the recipients of awards under the 2016 Stock Incentive Plan by increasing the proprietary interest of such recipients in the Corporation's growth and success, to advance the interests of the Corporation by attracting and retaining directors, officers and other employees and to motivate such persons to act in the long-term best interests of the Corporation and its stockholders. The Corporation believes that equity incentive awards are critical to attracting and retaining the most talented employees in our industry. Stockholder approval of the 2016 Stock Incentive Plan will allow us to continue to grant important incentives, including performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code. Use of equity incentive awards as a significant element of the Corporation's compensation program fosters a pay-for-performance culture and motivates employees to create stockholder value. Equity compensation aligns the goals and objectives of the Corporation's employees with the interests of its stockholders and promotes a focus on long-term value creation because equity compensation awards are subject to vesting and/or performance criteria.

The Corporation is committed to implementing sound equity compensation practices that are aligned with industry standards. The Corporation recognizes that equity compensation awards dilute stockholder equity and, therefore, is committed to carefully managing its equity incentive compensation decisions in the future. With approval of this proposal, the overall dilution of our equity award program would be approximately 20.50% of our fully diluted shares outstanding.

Key Terms of the 2016 Stock Incentive Plan

In evaluating this proposal, stockholders should consider the summary of key terms set forth below, which is qualified in its entirety by reference to the text of the 2016 Stock Incentive Plan attached hereto as Appendix B.

Administration of the 2016 Stock Incentive Plan

The 2016 Stock Incentive Plan will be administered by the Compensation Committee. It is intended that each member of the Compensation Committee be independent for purposes of securities law, tax and NYSE requirements. The Compensation Committee, subject to the terms of the 2016 Stock Incentive Plan, will select eligible persons to receive awards and determine the form, amount and timing of each award and all other terms and conditions of each award. All awards will be evidenced by a written agreement containing provisions not inconsistent with the 2016 Stock Incentive Plan as the Compensation Committee will approve. The Compensation Committee will also have authority to establish rules and regulations for administering the 2016 Stock Incentive Plan and to decide questions of interpretation or application of any provision of the 2016 Stock Incentive Plan. The Compensation Committee may take any action such that (1) any outstanding options and SARs become exercisable in part or in full, (2) all or any portion of a restriction period on any outstanding award lapse, (3) all or a portion of any performance period applicable to any outstanding award lapse and (4) any performance measures applicable to any outstanding award be deemed satisfied at the target, maximum or any other level.

In certain circumstances, the Compensation Committee may delegate some or all of its power and authority to the Board of Directors (or any member(s) of the Board of Directors) or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Corporation as the Compensation Committee deems appropriate.

Eligibility

Participants in the 2016 Stock Incentive Plan shall consist of such officers, other employees, nonemployee directors, independent contractors and persons expected to become such individuals as the Compensation Committee in its sole discretion may select from time to time.

Available Shares

As of March 11, 2016, the Corporation had 724,282 NQOs outstanding, with a weighted average exercise price of $79.64 and a weighted average remaining term of 7.86 years, and 270,718 RSAs and 33,049 RSUs outstanding that were equity classified. On March 11, 2016 there were 472,101 shares available for grant under the 2011 Stock Incentive Plan and we expect to issue no more than 10,000 shares under the 2011 Stock Incentive Plan between March 11, 2016 and the date of the Annual Meeting. If stockholders approve the 2016 Stock Incentive Plan, no further grants will be made under the 2011 Stock Incentive Plan.

Under the 2016 Stock Incentive Plan, the maximum number of shares of Common Stock available for awards is 3,750,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event, or an extraordinary cash dividend. To the extent the Corporation grants an option or a Free-Standing SAR under the 2016 Stock Incentive Plan, the number of shares of Common Stock that remain available for future grants under the 2016 Stock Incentive Plan shall be reduced by an amount equal to the number of shares subject to such option or Free-Standing SAR. To the extent the Corporation grants a Stock Award or settles a Performance Award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants under the 2016 Stock Incentive Plan shall be reduced by an amount equal to 3.78 times the number of shares subject to such Stock Award or Performance Award.

To the extent that shares of Common Stock subject to an outstanding option, SAR or stock award granted under the 2016 Stock Incentive Plan or the 2011 Stock Incentive Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this 2016 Stock Incentive Plan; provided, however, that shares of Common Stock subject to an award under this 2016 Stock Incentive Plan or the 2011 Stock Incentive Plan shall not again be available for issuance under the 2016 Stock Incentive Plan if such shares are (x) shares that were subject to an option or an SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Corporation to pay the exercise price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Corporation on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to (i) one share for each share subject to an option or Free-Standing SAR and (ii) 3.78 shares for each share subject to a Stock Award or a Performance Award.

The maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted in any fiscal year to any person will be 400,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event, or an extraordinary cash dividend. The maximum number of shares of Common Stock with respect to which performance-based Stock Awards may be granted in any fiscal year to any person will be 200,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event, or an extraordinary cash dividend. The maximum amount that may be payable with respect to performance awards granted in any fiscal year to any person will be $5,000,000.

The aggregate grant date fair value of shares of Common Stock that may be granted during any fiscal year of the Corporation to any Non-Employee Director will not exceed $250,000, except that (i) this limit will be multiplied by two in the year in which a Non-Employee Director commences service on the Board of Directors and does not apply to awards made at the Non-Employee Director's election to receive the award in lieu of a cash retainer.

No award granted under the 2016 Stock Incentive Plan shall become exercisable or vested prior to the one-year anniversary of the date of grant, except that this restriction will not apply to awards granted with respect to the number of shares of Common Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares initially available for awards under the 2016 Stock Incentive Plan. This restriction also does not restrict the right of the Corporation to accelerate or continue the exercisability or vesting of an award under the terms of the 2016 Stock Incentive Plan, including in connection with a holder's termination of employment or a Change in Control.

Types of Stock Incentives to Be Awarded

Stock Options and Stock Appreciation Rights.    The 2016 Stock Incentive Plan provides for the grant of stock options and SARs. The exercise price of an option will not be less than 100% of the fair market value of a share of Common Stock on its date of grant, and if the holder of an ISO owns greater than 10% of the voting power of all shares of capital stock of the Corporation (a "ten percent holder"), the option exercise price will not be less than the price required by the Internal Revenue Code, currently 110% of fair market value. Subject to the foregoing, the Compensation Committee determines the exercise price of each option granted under the 2016 Stock Incentive Plan. Each option will be exercisable for no more than 10 years after its date of grant, unless the participant is a ten percent holder, in which case the option will be exercisable for no more than five years after its date of grant.

SARs may be granted in tandem with a related stock option, or independently as a Free-Standing SAR. The base price of a tandem SAR will be equal to the exercise price of the related stock option. The base price of a Free-Standing SAR will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR. No Free-Standing SAR shall be exercised later than 10 years after its date of grant.

Neither options nor SARs granted under the 2016 Stock Incentive Plan may be repriced without stockholder approval. This restriction on repricing includes the reduction of the exercise or base price of the option or SAR, the cancellation of an option or SAR in exchange for an award with a lower exercise or base price or the cancellation of an underwater option or SAR in exchange for a cash payment. This repricing restriction does not prohibit the Board of Directors from adjusting options and SARs in connection with a Change in Control or other event involving a change in the capitalization of the Corporation. In addition, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

Except as otherwise provided in a participant's option award agreement:

  •
  If a participant's employment or service terminates due to death, the participant's options or SARs will become fully vested and exercisable and may be exercised by the participant's estate or other legal representative for a period of 12 months from the date of such death or until the expiration of the term of the option or SAR, whichever period is shorter.

  •
  If a participant's employment or service terminates due to disability, the participant's options or SARs will become fully vested and exercisable and may be exercised for a period of 12 months from the date of such termination or until the expiration of the term of the option or SAR, whichever period is shorter, but if the participant dies within such 12-month period and prior to the expiration of the term of the option or SAR, any unexercised option and SAR will be exercisable for a period of 12 months from the time of death or until the expiration of the term of the option or SAR, whichever period is shorter.

  •
  If an employee's employment terminates due to retirement, the employee's options or SARs may be exercised, to the extent then exercisable, for a period of 12 months from the date of retirement or until the expiration of the term of the option or SAR, whichever period is shorter. If a non-employee director's service on the Board of Directors terminates due to retirement, the non-employee director's options or SARs shall become fully exercisable and thereafter may be exercised for a period of 12 months from the date of retirement or until the expiration of the term of the option or SAR, whichever period is shorter.

  •
  If a participant's employment or service terminates for any reason other than death, disability or retirement, the participant's options or SARs may be exercised, to the extent then exercisable, for a period of three months from the date of termination or until the expiration of the term of the option or SAR, whichever period is shorter.

Restricted Stock Awards (RSAs) and Restricted Stock Units (RSUs).    The 2016 Stock Incentive Plan provides for awards of nontransferable RSAs and RSUs. Generally, RSAs are subject to the requirement that the shares be forfeited or resold to the Corporation if specified vesting conditions are not met. Unless otherwise set forth in an RSA agreement, the holder of an RSA will have rights as a stockholder of the Corporation, including the right to vote and receive dividends with respect to the shares of restricted stock, except that (i) distributions other than regular cash dividends and (ii) regular cash dividends with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case will be deposited with the Corporation and be subject to the same restrictions as the restricted stock.

The 2016 Stock Incentive Plan also provides for awards of RSUs (that is, promises to deliver shares of stock in the future, subject to any vesting conditions specified in the 2016 Stock Incentive Plan and the award). Prior to settlement of an RSU, the holder of the RSU will have no rights as a stockholder of the Corporation.

All of the terms relating to the satisfaction of performance measures and the termination of the restriction period or performance period relating to an RSA or an RSU, or any forfeiture and cancellation of such award upon a termination of employment or service with the Corporation, whether by reason of disability, retirement, death, or any other reason, shall be determined by the Compensation Committee and set forth in the applicable award agreement. Notwithstanding this, (i) if an employee's employment with the Corporation terminates due to disability or death, all RSAs or RSUs held by such employee shall become fully vested and (ii) if a non-employee director's service on the Board of Directors terminates due to retirement, disability or death, all RSAs and RSUs held by such non-employee director shall become fully vested.

Other Stock Awards.    The 2016 Stock Incentive Plan permits the Compensation Committee to grant other types of awards that are denominated or payable in shares of Common Stock, including shares granted as a bonus, dividend equivalents, deferred stock units, stock purchase rights and shares issued in lieu of cash compensation. The Compensation Committee will determine the terms and conditions of such awards.

Performance Awards.    The 2016 Stock Incentive Plan provides for performance awards entitling the recipient to receive cash or Common Stock following the attainment of performance goals determined by the Compensation Committee. Performance conditions may also be attached to other awards under the 2016 Stock Incentive Plan. Prior to the settlement of a performance award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Corporation with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

In the case of any performance-based award intended to qualify for the performance-based remuneration exception described in Section 162(m) of the Code, the Compensation Committee will in writing pre-establish specific performance goals that are based upon any one or more objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices or to peer companies, and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Corporation before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, and goals relating to acquisitions or divestitures. The performance measures may be applied on a pre- or post-tax basis and may be adjusted in accordance with Section 162(m) of the Internal Revenue Code to include or exclude objectively determinable components of any performance measure, including special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Corporation or its financial statements or changes in law or accounting principles.

Effect of a Change in Control on Stock Incentives

In the event of a change in control of the Corporation, the 2016 Stock Incentive Plan permits the Board of Directors, as constituted prior to the change in control, to (a) provide that (i) some or all outstanding options and SARs will immediately become exercisable in full or in part, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part and (iv) the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the target, maximum or any other level and (b) in its sole discretion, either (i) provide for the value of all outstanding awards, to the extent determined by the Compensation Committee or the Board of Directors at or after grant, to be cashed out as of the date the change in control occurs or (ii) provide that shares of capital stock of the corporation resulting from or succeeding to the business of the Corporation pursuant to such change in control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board of Directors.

Awards Subject to Clawback

The awards granted under the 2016 Stock Incentive Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Corporation or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Corporation may adopt from time to time, including without limitation any such policy which the Corporation may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Effective Date and Amendment

If approved by our stockholders, the 2016 Stock Incentive Plan will become effective as of the date on which the 2016 Stock Incentive Plan was approved by stockholders and will terminate as of the first annual meeting of the Corporation's stockholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board of Directors. However, no ISOs may be granted later than 10 years after the date on which the 2016 Stock Incentive Plan was adopted by the Board of Directors. The Board of Directors may amend this Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the NYSE; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

New Plan Benefits

Because benefits under the 2016 Stock Incentive Plan will depend on the Compensation Committee's actions and the fair market value of the Corporation's Common Stock at various future dates, it is not possible to determine at this time the benefits that might be received by employees, non-employee directors and other service providers if the 2016 Stock Incentive Plan is approved by stockholders. For information on equity award grants made to our NEOs in fiscal 2015, please see the Grants of Plan-Based Awards in 2015 table in this proxy statement.

Federal Tax Effects

Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation's chief executive officer and the corporation's three most highly compensated executive officers other than the chief executive officer and the chief financial officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as performance based-compensation, the following requirements must be satisfied: (1) the performance goals are determined by a committee consisting solely of two or more "outside directors," (2) the material terms under which the compensation is to be paid, including the performance goals, are approved by the corporation's stockholders and (3) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. As noted above, the Compensation Committee currently consists solely of "outside directors" for purposes of Section 162(m) of the Code. As a result, certain compensation under the 2016 Stock Incentive Plan, such as that payable with respect to options and SARs, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 2016 Stock Incentive Plan, such as any RSA or RSU that is not subject to performance measures, would be subject to such limit.

Stock Options.    A participant will not recognize taxable income at the time an option is granted and the Corporation will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a NQO equal to the excess of the fair market value of the shares purchased over their exercise price, and the Corporation will be entitled to a corresponding deduction.

A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Corporation will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (a) the lesser of (1) the amount realized upon that disposition and (2) the fair market value of those shares on the date of exercise over (b) the exercise price, and the Corporation will be entitled to a corresponding deduction.

SARs.    A participant will not recognize taxable income at the time SARs are granted and the Corporation will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense.

RSAs and RSUs.    A participant will not recognize taxable income at the time an RSA is granted and the Corporation will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time an RSU is granted and the Corporation will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Corporation. The amount of ordinary income recognized is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Awards.    A participant will not recognize taxable income at the time performance awards are granted and the Corporation will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Under the so-called "golden parachute" provisions of the Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the 2016 Stock Incentive Plan, may be subject to an additional 20% federal tax and may not be deductible to the Corporation.

Awards under the 2016 Stock Incentive Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, neither the Corporation nor the Compensation Committee nor any person acting on its or their behalf will be liable to any participant or other holder of an award by reason of any failure of an award to comply with Section 409A or certain other tax rules.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DINEEQUITY, INC. 2016 STOCK INCENTIVE PLAN.

 PROPOSALS OF STOCKHOLDERS

No proposals of stockholders were received by the Corporation to be presented at the Annual Meeting. The Board of Directors will make provision for presentation of proposals of stockholders at the 2017 annual meeting of stockholders provided such proposals are submitted by eligible stockholders who have complied with the Bylaws of the Corporation and/or the relevant regulations of the SEC. In order for any such proposals to be considered for inclusion in the proxy materials for the 2017 annual meeting of stockholders, the proposal should be mailed to DineEquity, Inc., Attn: Office of the Secretary, 450 North Brand Boulevard, Glendale, California 91203, and must be received no later than December 10, 2016.

Stockholders who intend to present a proposal at the 2017 annual meeting of stockholders without inclusion of such proposal in the Corporation's proxy materials are required to provide notice of such proposal to the Corporation no earlier than February 18, 2017 and no later than March 20, 2017. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits us to deliver a single copy of the notice, proxy statement and annual report to stockholders who have the same address and last name, unless we have received contrary instructions from such stockholders. Each stockholder will continue to receive a separate proxy card. This procedure, called "householding," will reduce the volume of duplicate information you receive and reduce our printing and postage costs. We will promptly deliver a separate copy of the proxy statement and annual report to any such stockholder upon written or oral request. A stockholder wishing to receive a separate proxy statement or annual report can notify us at DineEquity, Inc., Investor Relations, 450 North Brand Boulevard, 7th Floor, Glendale, CA 91203, telephone: (866) 995-DINE. Similarly, stockholders currently receiving multiple copies of these documents can request the elimination of duplicate documents by contacting us as described above.

 OTHER BUSINESS

As of the date of this proxy statement, the management of the Corporation is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of Proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

By Order of the Board of Directors,

Bryan R. Adel
Senior Vice President, Legal, General Counsel and Secretary

April 4, 2016
Glendale, California

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This proxy statement includes references to the Corporation's non-GAAP financial measures "adjusted net income available to common stockholders (AEPS or adjusted EPS)" and "free cash flow." "AEPS" or "Adjusted EPS" is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, and any gain or loss related to the disposition of assets. This is presented on a per share (diluted) basis. "Free cash flow" for a given period is defined as cash provided by operating activities, plus net receipts from notes and equipment contracts receivable, less capital expenditures. Management utilizes free cash flow to determine the amount of cash remaining for general corporate and strategic purposes and for the return of cash to stockholders pursuant to our capital allocation strategy, after the receipts from notes and equipment contracts receivable, and the funding of operating activities, capital expenditures and debt service. Management believes this information is helpful to stockholders to determine the Corporation's adherence to debt covenants and the Corporation's cash available for these purposes. AEPS and free cash flow are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles.

Reconciliation of the Corporation's cash provided by operating activities to "free cash flow" (cash provided by operating activities, plus receipts from notes and equipment contract receivables, less additions to property and equipment. We believe this information is helpful to investors to determine our cash available for general corporate purposes and for the return of cash to stockholders pursuant to our capital allocation strategy, and is the same measure used by management for these purposes.

	Twelve Months Ended December 31,
	2015	2014
Cash flows provided by operating activities	$135,509	$118,524
Net receipts from notes and equipment contract receivables	13,403	8,287
Additions to property and equipment	(6,642)	(5,937)

Free cash flow	142,270	120,874

Reconciliation of net income available to common stockholders to net income available to common stockholders, as adjusted for the following items: Kansas City Support Center consolidation costs; amortization of intangible assets; closure and impairment charges; non-cash interest expense; gain or loss on disposition of assets; loss on extinguishment of debt; incremental Senior Note interest; refinancing expenses not capitalized; the combined tax effect of the preceding adjustments, and income tax adjustments considered unrelated to the respective current period operations, as well as related per share data:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net income (loss) available to common stockholders, as reported	$25,000	$(22,107)	$103,523	$35,932
Kansas City Support Center consolidation costs	2,266	—	5,861	—
Amortization of intangible assets	2,500	2,851	10,000	12,063
Closure and impairment charges	346	2,692	2,576	3,721
Non-cash interest expense	782	749	3,074	5,770
Loss (gain) on disposition of assets	1,393	(263)	(901)	329
Loss on extinguishment of debt	—	64,846	—	64,859
Senior Note interest(1)	—	6,023	—	6,023
Refinancing expenses not capitalized(2)	—	178	—	178
Net income tax provision for above adjustments	(2,769)	(29,292)	(7,832)	(35,317)
Income tax adjustments(3)	—	(3,118)	—	(3,118)
Net income allocated to unvested participating restricted stock	(62)	(618)	(171)	(862)

Net income available to common stockholders, as adjusted	$29,456	$21,941	$116,130	$89,578

Diluted net income available to common stockholders per share:
Net income (loss) available to common stockholders, as reported	$1.35	$(1.18)	$5.52	$1.90
Kansas City Support Center consolidation costs	0.08	—	0.19	—
Amortization of intangible assets	0.08	0.09	0.33	0.40
Closure and impairment charges	0.01	0.09	0.09	0.12
Non-cash interest expense	0.03	0.02	0.10	0.19
Loss (gain) on disposition of assets	0.05	(0.01)	(0.03)	0.01
Loss on extinguishment of debt	—	2.12	—	2.12
Senior Note interest(1)	—	0.20	—	0.20
Refinancing expenses not capitalized(2)	—	0.01	—	0.01
Income tax adjustments(3)	—	(0.16)	—	(0.16)
Net income allocated to unvested participating restricted stock	(0.00)	(0.03)	(0.01)	(0.05)
Rounding	(0.01)	0.01	—	(0.01)

Diluted net income available to common stockholders per share, as adjusted	$1.59	$1.16	$6.19	$4.73

Numerator for basic EPS-income available to common stockholders, as adjusted	$29,456	$21,941	$116,130	$89,578
Effect of unvested participating restricted stock using the two-class method	1	1	6	5

Numerator for diluted EPS-income available to common stockholders after assumed conversions, as adjusted	$29,457	$21,942	$116,136	$89,583

Denominator for basic EPS-weighted-average shares	18,358	18,741	18,637	18,753
Effect of dilutive securities:
Stock options	117	199	131	203

Denominator for diluted EPS-weighted-average shares and assumed conversions	18,475	18,940	18,768	18,956

(1)
Represents interest paid on Senior Notes between September 30, 2014 (issuance date of Class A-2 Notes) and October 30, 2014 (retirement date of Senior Notes). Please see the Corporation's annual report on Form 10-K for the fiscal year ended December 31, 2015 for more information on the Senior Notes.

(2)
Costs indirectly associated with issuance of Class A-2 Notes unable to be capitalized as debt issuance costs in accordance with U.S.GAAP. Please see the Corporation's annual report on Form 10-K for the fiscal year ended December 31, 2015 for more information on the Class A-2 Notes.

(3)
Tax benefits from research and experimentation credits and domestic production activity deductions related to tax years 2011-2013.

Appendix B

DINEEQUITY, INC.

2016 STOCK INCENTIVE PLAN

I. INTRODUCTION

1.1    Purposes.    The purposes of the DineEquity, Inc. 2016 Stock Incentive Plan (this "Plan") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2
Certain Definitions.

"Agreement" shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

"Board" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) "independent" within the meaning of the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock is then traded.

"Common Stock" shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.

"Company" shall mean DineEquity, Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

"Disability" shall mean that a participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is receiving income replacement benefits for a period of not less than three months under a long-term disability plan maintained by the Company or one of its Subsidiaries.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" shall be determined by the Committee based on the trading price of a share of Common Stock as reported on the New York Stock Exchange pursuant to any method consistent with the Code, or applicable Treasury Regulations, as the Committee shall in its discretion select and apply at the time of grant, the time of exercise, or other determination event; provided, however, that if the Common Stock is not listed on the New York Stock Exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A of the Code.

"Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

"Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

"Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

"Nonqualified Stock Option" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

"Other Stock Award" shall mean an award granted pursuant to Section 3.4 of the Plan.

"Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder's interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Award or Performance Award, to the holder's receipt of the shares of Common Stock subject to such award or of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following corporate-wide or subsidiary, division, line of business, project or geographic measures: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, and goals relating to acquisitions or divestitures, or any combination of the foregoing. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders' equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted in accordance with Section 162(m) of the Code to include or exclude objectively determinable components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles ("Adjustment Events"). In the sole discretion of the Committee, unless such action would cause a grant to a covered employee to fail to qualify as qualified performance-based compensation under Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. With respect to participants who are not "covered employees" within the meaning of Section 162(m) of the Code and who, in the Committee's judgment, are not likely to be covered employees at any time during the applicable performance period or during any period in which an award may be paid following a performance period, the performance goals may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time; provided, however, that to the extent such goals relate to awards to "covered employees" within the meaning of Section 162(m) of the Code, such special rules and conditions shall not be inconsistent with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing "qualified performance-based compensation."

"Performance Option" shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

"Performance Period" shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

"Performance Award" shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

"Prior Plan" shall mean the IHOP Corp. 2001 Stock Incentive Plan, as amended and restated, the DineEquity, Inc. Amended and Restated 2005 Stock Incentive Plan for Non-Employee Directors, the DineEquity, Inc. 2011 Stock Incentive Plan and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.

"Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

"Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

"Restricted Stock Unit" shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

"Restricted Stock Unit Award" shall mean an award of Restricted Stock Units under this Plan.

"Restriction Period" shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Award shall remain in effect.

"Retirement" shall mean (i) in the case of an employee, a termination of employment with the Company (A) with combined age and years of service with the Company equal to or greater than 70 or (B) that is otherwise characterized as a Retirement with the written consent of the Committee in its sole discretion, and (ii) in the case of a Non-Employee Director, the Non-Employee Director's departure or termination from the Board for any reason other than cause, as determined by the Committee, provided that such Non-Employee Director has served at least five (5) years as a member of the Board. The decision of the Committee shall be final and conclusive.

"SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

"Stock Award" shall mean a Restricted Stock Award, a Restricted Stock Unit Award or an Other Award.

"Subsidiary" shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

"Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

"Tax Date" shall have the meaning set forth in Section 5.5.

"Ten Percent Holder" shall have the meaning set forth in Section 2.1(a).

1.3    Administration.    This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Awards and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the dollar value subject to a Performance Award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board (or any members thereof) or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

1.4    Eligibility.    Participants in this Plan shall consist of such officers, other employees, nonemployee directors, independent contractors, and persons expected to become officers, other employees, nonemployee directors and independent contractors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a nonemployee director or independent contractor. The Committee shall determine in its sole discretion the extent to which a participant shall be considered employed during an approved leave of absence.

1.5    Shares Available.    Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 3,750,000 shares of Common Stock shall initially be available for all awards under this Plan. To the extent the Company grants an option or a Free-Standing SAR under the Plan, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to the number of shares subject to such option or Free-Standing SAR. To the extent the Company grants a Stock Award or settles a Performance Award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to 3.78 times the number of shares subject to such Stock Award or Performance Award.

To the extent that shares of Common Stock subject to an outstanding option, SAR or stock award granted under the Plan or a Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or an SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to (i) one share for each share subject to an option or Free-Standing SAR described herein and (ii) 3.78 shares for each share subject to a Stock Award or a Performance Award described herein. At the time this Plan becomes effective, none of the shares of Common Stock available for future grant under the Prior Plans shall be available for grant under such Prior Plans or this Plan.

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 400,000, subject to adjustment as provided in Section 5.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any person shall be 200,000, subject to adjustment as provided in Section 5.7, and (iii) the maximum amount that may be payable with respect to Performance Awards granted during any fiscal year of the Company to any person shall be $5,000,000.

The aggregate grant date fair value of shares of Common Stock that may be granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $250,000; provided, however, that

(i) the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director commences service on the Board and (ii) the limit set forth in this sentence shall not apply to awards made pursuant to an election to receive the award in lieu of all or a portion of fees received for service on the Board or any committee thereunder.

1.6    Minimum Vesting Requirements.    No award granted under the Plan shall become exercisable or vested prior to the one-year anniversary of the date of grant; provided, however, that, such restriction shall not apply to awards granted under this Plan with respect to the number of shares of Common Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares initially available for awards under this Plan. This Section 1.6 shall not restrict the right of the Committee to accelerate or continue the vesting or exercisability of an award upon or after a Change in Control or termination of employment or otherwise pursuant to Section 1.3 of the Plan.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1    Stock Options.    The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)    Number of Shares and Purchase Price.    The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Nonqualified Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

  (b)    Option Period and Exercisability.    The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

  (c)    Method of Exercise.    An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

2.2    Stock Appreciation Rights.    The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)    Number of SARs and Base Price.    The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

  (b)    Exercise Period and Exercisability.    The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than 10 years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

  (c)    Method of Exercise.    A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

2.3    Termination of Employment or Service.    Except as set forth in the applicable award Agreement, each option and SAR shall be exercisable following a participant's termination of employment or service with the Company in accordance with this Section 2.3:

  (a)    Termination by Death.    If a participant's employment with or service to the Company terminates by reason of his or her death, the options or SARs held by such participant shall become fully vested and exercisable and thereafter may be exercised by the legal representative of the estate or by the legatee of the participant under the will of the participant, for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of such option or SAR, whichever period is shorter.

  (b)    Termination by Reason of Disability.    If a participant's employment or service is terminated by the Company by reason of Disability, any option or SAR held by such participant shall become fully vested and exercisable and thereafter may be exercised for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or service or until the expiration of the stated term of such option or SAR, whichever period is shorter, provided, however, that, if the participant dies within such twelve-month period (or such shorter period as the Committee shall specify at grant) and prior to the expiration of the stated term of such option or SAR, any unexercised option and SAR held by such participant shall thereafter be exercisable for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the time of death or until the expiration of the stated term of such option or SAR, whichever period is shorter. In the event of a termination of employment or service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such option will thereafter be treated as a Nonqualified Stock Option.

  (c)    Termination by Reason of Retirement.    If an employee's employment with the Company terminates by reason of Retirement, any option or SAR held by such retired employee thereafter may be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Committee shall determine at or after the time of grant), for a period of twelve (12) months (or such shorter period as the Committee shall specify at grant) from the date of Retirement or until the expiration of the stated term of such option or SAR, whichever period is shorter. If a Non-Employee Director's service on the Board terminates by reason of Retirement, any option or SAR held by such retired Non-Employee Director shall become fully vested and exercisable and thereafter may be exercised for a period of twelve (12) months from the date of Retirement or until the expiration of the stated term of such option or SAR, whichever period is shorter.

  (d)    Other Termination.    Except as otherwise provided in this paragraph or otherwise determined by the Committee, if a participant's employment or service with the Company terminates for any reason other than death, Disability or Retirement, any option or SAR held by such participant thereafter may be exercised, to the extent it was exercisable at the time of such termination (or on an such accelerated basis as the Committee shall determine at or after the time of grant) until the earlier to occur of (A) three months from the date of such termination or (B) the expiration of such option's or SAR's stated term.

2.4    No Repricing.    The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5    No Dividend Equivalents.    Notwithstanding anything in the Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1    Stock Awards.    The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Award, the type of award being granted.

3.2    Terms of Restricted Stock Awards.    Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

  (a)    Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

  (b)    Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

  (c)    Stock Issuance.    During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

  (d)    Rights with Respect to Restricted Stock Awards.    Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3    Terms of Restricted Stock Unit Awards.    Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

  (a)    Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

  (b)    Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

  (c)    Settlement of Vested Restricted Stock Unit Awards.    The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4    Other Awards.    Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion.

3.5    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award shall be determined by the Committee and set forth in the applicable award Agreement. Notwithstanding the foregoing, except as provided in the applicable award Agreement, (i) if an employee's employment with the Company terminates due to Disability or death, all Stock Awards held by such employee shall become fully vested and (ii) if a Non-Employee Director's service on the Board terminates due to Retirement, Disability or death, all Stock Awards held by such Non-Employee Director shall become fully vested.

IV. PERFORMANCE AWARDS

4.1    Performance Awards.    The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2    Terms of Performance Awards.    Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

  (a)    Value of Performance Awards and Performance Measures.    The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

  (b)    Vesting and Forfeiture.    The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

  (c)    Settlement of Vested Performance Awards.    The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of Retirement, Disability, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

5.1    Effective Date and Term of Plan.    This Plan shall be submitted to the stockholders of the Company for approval at the Company's 2016 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, shall become effective as of the date on which the Plan was approved by stockholders. This Plan shall terminate as of the first annual meeting of the Company's stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2    Amendments.    The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the New York Stock Exchange, or any other stock exchange on which shares of Common Stock are traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

5.3    Agreement.    Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, the recipient of such award and, upon such execution and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4    Non-Transferability.    No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder's family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a qualified domestic relations order. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5    Tax Withholding.    The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate to the extent such excess withholding would result in adverse accounting treatment of the award, as determined by the Company. Any fraction of a share of

Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6    Restrictions on Shares.    Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7    Adjustment.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the exercise price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award, as set forth in Section 1.5, shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8    Change in Control.

  (a)   In the event of a "Change in Control," the Board, as constituted prior to the Change in Control, may, in its discretion:

    (1)
    require that (i) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

    (2)
    require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

    (3)
    require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award, the number of shares of Common Stock then subject to the portion of such award surrendered, whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award, the value of the Performance Award then subject to the portion of such award surrendered; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

  (b)   For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

    (1)
    any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the effective date of this Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities;

    (2)
    during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this Section 5.8(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

    (3)
    the consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

    (4)
    the stockholders of the Company approve a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets;

  provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3) or (4) also constitutes a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

5.9    Deferrals.    The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10    No Right of Participation, Employment or Service.    Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.11    Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12    Designation of Beneficiary.    A holder of an award may file with the Company a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Committee. Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder's executor, administrator, legal representative or similar person.

5.13    Awards Subject to Clawback.    The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.14    Governing Law.    This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15    Foreign Employees.    Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 DINEEQUITY, INC. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on May 16, 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/DIN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. + 1. Election of Directors: 1. Howard M. Berk 2. Daniel J. Brestle 3. Caroline W. Nahas 4. Gilbert T. Ray Mark here to vote FOR all nominees Mark here to WITHHOLD For All EXCEPT - To withhold authority to vote for any vote from all nominees nominee(s), write the name(s) of such nominee(s) below. For Against Abstain ForAgainst Abstain 2. To ratify the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2016. 4. To approve the 2016 DineEquity, Inc. Stock Incentive Plan. 3. To approve, on an advisory basis, the compensation of the Corporation's named executive officers. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 6 3 3 2 0 1 029Z8B MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. 2016 Annual Meeting Admission Ticket 2016 Annual Meeting of Stockholders DineEquity, Inc. Tuesday, May 17, 2016 at 8:00 AM Local Time DineEquity, Inc. 450 North Brand Boulevard Glendale, California 91203 Upon arrival, please present this admission ticket and photo identification at the registration desk. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — DineEquity, Inc. Notice of 2016 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors for the Annual Meeting — May 17, 2016 Julia A. Stewart and Bryan R. Adel, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of DineEquity, Inc. to be held on May 17, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all of the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted on appear on reverse side.)